Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Fourth Quarter 2011

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) and operating measures are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP and Operating Measures” and non-GAAP measures are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Fourth Quarter 2011

(1)                          Reflects new measures added since prior quarter

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2011	Dec. 31, 2010

Revenues
Property-liability insurance premiums	$6,605	$6,432	$6,457	$6,448	$6,442	$6,499	$6,513	$6,503	$25,942	$25,957
Life and annuity premiums and contract charges	570	552	547	569	531	548	545	544	2,238	2,168
Net investment income	975	994	1,020	982	998	1,005	1,049	1,050	3,971	4,102
Realized capital gains and losses:
Total other-than-temporary impairment losses	(128)	(197)	(82)	(156)	(300)	(99)	(288)	(250)	(563)	(937)
Portion of loss recognized in other comprehensive income	4	(6)	(4)	(27)	27	(68)	(18)	(5)	(33)	(64)
Net other-than-temporary impairment losses recognized in earnings	(124)	(203)	(86)	(183)	(273)	(167)	(306)	(255)	(596)	(1,001)
Sales and other realized capital gains and losses	210	467	143	279	389	23	(145)	(93)	1,099	174
Total realized capital gains and losses	86	264	57	96	116	(144)	(451)	(348)	503	(827)
Total revenues	8,236	8,242	8,081	8,095	8,087	7,908	7,656	7,749	32,654	31,400

Costs and expenses
Property-liability insurance claims and claims expense	4,198	5,132	6,355	4,476	4,842	4,603	4,714	4,792	20,161	18,951
Life and annuity contract benefits	430	455	422	454	443	445	485	442	1,761	1,815
Interest credited to contractholder funds	405	405	417	418	449	445	450	463	1,645	1,807
Amortization of deferred policy acquisition costs	1,042	1,122	1,018	1,051	1,065	1,006	949	1,014	4,233	4,034
Operating costs and expenses	1,003	825	802	838	835	828	789	829	3,468	3,281
Restructuring and related charges	16	8	11	9	(3)	9	13	11	44	30
Interest expense	92	92	91	92	92	91	92	92	367	367
Total costs and expenses	7,186	8,039	9,116	7,338	7,723	7,427	7,492	7,643	31,679	30,285

Gain (loss) on disposition of operations	2	-	6	(23)	(1)	9	2	1	(15)	11

Income (loss) from operations before income tax expense (benefit)	1,052	203	(1,029)	734	363	490	166	107	960	1,126

Income tax expense (benefit)	328	38	(409)	215	67	123	21	(13)	172	198

Net income (loss)	$724	$165	$(620)	$519	$296	$367	$145	$120	$788	$928

Earnings per share: (1)

Net income (loss) per share - Basic	$1.44	$0.32	$(1.19)	$0.98	$0.55	$0.68	$0.27	$0.22	$1.51	$1.72
Weighted average shares - Basic	504.5	512.0	523.1	531.0	539.5	540.9	540.7	540.5	520.7	540.3

Net income (loss) per share - Diluted (2)	$1.43	$0.32	$(1.19)	$0.97	$0.55	$0.68	$0.27	$0.22	$1.51	$1.71
Weighted average shares - Diluted (2)	506.8	514.2	523.1	533.6	542.0	543.0	543.0	541.8	523.1	542.5

Cash dividends declared per share	$0.21	$0.21	$0.21	$0.21	$0.20	$0.20	$0.20	$0.20	$0.84	$0.80

(1)            In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)            As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2011	Dec. 31, 2010

Contribution to income

Operating income (loss) before the impact of restructuring and related charges	$761	$89	$(635)	$503	$270	$457	$450	$382	$718	$1,559
Restructuring and related charges, after-tax	(11)	(5)	(7)	(6)	1	(5)	(9)	(7)	(29)	(20)

Operating income (loss) *	750	84	(642)	497	271	452	441	375	689	1,539

Realized capital gains and losses, after-tax	55	170	36	63	76	(93)	(294)	(226)	324	(537)
Valuation changes on embedded derivatives that are not hedged, after-tax	(13)	(4)	(3)	8	-	-	-	-	(12)	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(18)	(78)	(5)	(26)	(43)	7	4	(2)	(127)	(34)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	1	-	-	-	(18)	1	(18)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(8)	(8)	(10)	(9)	(7)	(5)	(7)	(10)	(35)	(29)
Business combination expenses and the amortization of purchased intangible assets, after-tax (3)	(42)	-	-	-	-	-	-	-	(42)	-
Gain (loss) on disposition of operations, after-tax	-	1	4	(15)	(1)	6	1	1	(10)	7

Net income (loss)	$724	$165	$(620)	$519	$296	$367	$145	$120	$788	$928

Income per share - Diluted (1)(2)
Operating income (loss) before the impact of restructuring and related charges	$1.50	$0.17	$(1.21)	$0.94	$0.50	$0.84	$0.83	$0.70	$1.37	$2.87
Restructuring and related charges, after-tax	(0.02)	(0.01)	(0.02)	(0.01)	-	(0.01)	(0.02)	(0.01)	(0.05)	(0.03)

Operating income (loss)	1.48	0.16	(1.23)	0.93	0.50	0.83	0.81	0.69	1.32	2.84

Realized capital gains and losses, after-tax	0.11	0.33	0.07	0.12	0.14	(0.17)	(0.53)	(0.42)	0.62	(0.99)
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.03)	(0.01)	(0.01)	0.02	-	-	-	-	(0.02)	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.03)	(0.15)	(0.01)	(0.05)	(0.08)	0.01	-	-	(0.24)	(0.06)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	-	-	(0.03)	-	(0.03)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)	-	(0.01)	(0.02)	(0.07)	(0.06)
Business combination expenses and the amortization of purchased intangible assets, after-tax (3)	(0.08)	-	-	-	-	-	-	-	(0.08)	-
Gain (loss) on disposition of operations, after-tax	-	-	0.01	(0.03)	-	0.01	-	-	(0.02)	0.01

Net income (loss)	$1.43	$0.32	$(1.19)	$0.97	$0.55	$0.68	$0.27	$0.22	$1.51	$1.71

Weighted average shares - Diluted	506.8	514.2	523.1	533.6	542.0	543.0	543.0	541.8	523.1	542.5

(1)                In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)                As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

(3)                Reflects new measures added since prior quarter. In connection with the Esurance and Answer Financial acquisition, we recorded present value of future profits of $42 million and other intangible assets of $426 million.  The present value of future profits will be fully amortized by March 31, 2012.  The other intangible assets primarily relate to the value of customer and partner relationships, trade names and technology, and these will be amortized on an accelerated basis with over 80% of the amortization taking place by 2016.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Dec. 31, 2011	Dec. 31, 2010

Property-Liability
Property-liability insurance premiums	$6,605	$6,432	$6,457	$6,448	$6,442	$6,499	$6,513	$6,503	$25,942	$25,957
Net investment income	309	298	310	284	291	284	310	304	1,201	1,189
Realized capital gains and losses	12	24	(8)	57	82	(107)	(106)	(190)	85	(321)

Total Property-Liability revenues	6,926	6,754	6,759	6,789	6,815	6,676	6,717	6,617	27,228	26,825

Allstate Financial
Life and annuity premiums and contract charges	570	552	547	569	531	548	545	544	2,238	2,168
Net investment income	656	682	694	684	692	707	723	731	2,716	2,853
Realized capital gains and losses	68	219	62	39	36	(38)	(353)	(162)	388	(517)

Total Allstate Financial revenues	1,294	1,453	1,303	1,292	1,259	1,217	915	1,113	5,342	4,504

Corporate and Other
Service fees (1)	2	1	2	2	3	2	3	3	7	11
Net investment income	10	14	16	14	15	14	16	15	54	60
Realized capital gains and losses	6	21	3	-	(2)	1	8	4	30	11

Total Corporate and Other revenues before reclassification of services fees	18	36	21	16	16	17	27	22	91	82

Reclassification of service fees (1)	(2)	(1)	(2)	(2)	(3)	(2)	(3)	(3)	(7)	(11)

Total Corporate and Other revenues	16	35	19	14	13	15	24	19	84	71

Consolidated revenues	$8,236	$8,242	$8,081	$8,095	$8,087	$7,908	$7,656	$7,749	$32,654	$31,400

(1)            For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2011	2011	2011	2011	2010		2011	2011	2011	2011	2010

Assets						Liabilities
Investments						Reserve for property-liability insurance
Fixed income securities, at fair value						claims and claims expense	$20,375	$20,395	$20,456	$19,494	$19,468
(amortized cost $73,379, $73,935,						Reserve for life-contingent contract benefits	14,449	14,308	13,787	13,552	13,482
$76,502, $79,292 and $78,786)	$76,113	$76,394	$78,414	$80,242	$79,612	Contractholder funds	42,332	43,776	45,078	46,834	48,195
Equity securities, at fair value						Unearned premiums	10,057	10,002	9,727	9,563	9,800
(cost $4,203, $4,252, $4,329,						Claim payments outstanding	827	960	948	761	737
$3,792 and $4,228)	4,363	4,157	4,954	4,437	4,811	Other liabilities and accrued expenses	5,929	6,691	6,152	6,369	5,564
Mortgage loans	7,139	6,956	6,827	6,582	6,679	Long-term debt	5,908	5,907	5,907	5,908	5,908
Limited partnership interests	4,697	4,407	4,400	4,077	3,816	Separate Accounts	6,984	6,791	8,175	8,603	8,676
Short-term, at fair value						Total liabilities	106,861	108,830	110,230	111,084	111,830
(amortized cost $1,291, $3,517,
$2,536, $1,986 and $3,279)	1,291	3,517	2,536	1,986	3,279	Equity
Other	2,015	2,094	2,158	2,287	2,286	Common stock, 501 million, 505 million, 517 million,
Total investments	95,618	97,525	99,289	99,611	100,483	524 million and 533 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,189	3,177	3,165	3,156	3,176
						Retained income	32,321	31,704	31,647	32,377	31,969
						Deferred ESOP expense	(43)	(43)	(43)	(42)	(44)
						Treasury stock, at cost (399 million, 395 million,
						383 million, 376 million and 367 million shares)	(16,795)	(16,693)	(16,387)	(16,173)	(15,910)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital losses on fixed income
						securities with other-than-temporary impairments	(174)	(155)	(156)	(167)	(190)
						Other unrealized net capital gains and losses	2,041	1,683	1,783	1,186	1,089
Cash	776	1,026	693	641	562	Unrealized adjustment to DAC, DSI and insurance
Premium installment receivables, net	4,920	4,988	4,869	4,842	4,839	reserves	(504)	(496)	(181)	60	36
Deferred policy acquisition costs	4,443	4,444	4,572	4,697	4,769	Total unrealized net capital gains and losses	1,363	1,032	1,446	1,079	935
Reinsurance recoverables, net (1)	7,251	6,720	6,446	6,589	6,552	Unrealized foreign currency translation
Accrued investment income	826	854	875	885	809	adjustments	57	49	83	79	69
Deferred income taxes	520	792	525	612	784	Unrecognized pension and other
Property and equipment, net	914	908	914	912	921	postretirement benefit cost	(1,427)	(1,135)	(1,156)	(1,173)	(1,188)
Goodwill	1,242	874	874	874	874	Total accumulated other comprehensive (loss)
Other assets	2,069	2,037	1,791	2,159	1,605	income	(7)	(54)	373	(15)	(184)
Separate Accounts	6,984	6,791	8,175	8,603	8,676	Total shareholders’ equity	18,674	18,100	18,764	19,312	19,016
						Noncontrolling interest	28	29	29	29	28
						Total equity	18,702	18,129	18,793	19,341	19,044
Total assets	$125,563	$126,959	$129,023	$130,425	$130,874	Total liabilities and equity	$125,563	$126,959	$129,023	$130,425	$130,874

(1)      Reinsurance recoverables of unpaid losses related to Property-Liability were $2,588 million, $2,271 million, $2,099 million, $2,134 million and $2,072 million as of December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($  in millions, except per share data )

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2011	2010	2010	2010	2010
Book value per share

Numerator:

Shareholders’ equity	$18,674	$18,100	$18,764	$19,312	$19,016	$19,274	$18,039	$17,560

Denominator:

Shares outstanding and dilutive potential shares outstanding	505.8	509.0	522.0	529.0	538.4	543.3	542.7	544.3

Book value per share	$36.92	$35.56	$35.95	$36.51	$35.32	$35.48	$33.24	$32.26

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$18,674	$18,100	$18,764	$19,312	$19,016	$19,274	$18,039	$17,560

Unrealized net capital gains and losses on fixed income securities	1,274	1,103	1,062	678	573	1,138	398	(309)

Adjusted shareholders’ equity	$17,400	$16,997	$17,702	$18,634	$18,443	$18,136	$17,641	$17,869

Denominator:

Shares outstanding and dilutive potential shares outstanding	505.8	509.0	522.0	529.0	538.4	543.3	542.7	544.3

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$34.40	$33.39	$33.91	$35.22	$34.26	$33.38	$32.51	$32.83

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2011	2010	2010	2010	2010
Return on Shareholders’ Equity

Numerator:

Net income (1)	$788	$360	$562	$1,327	$928	$1,150	$1,004	$1,248

Denominator:

Beginning shareholders’ equity	$19,016	$19,274	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242
Ending shareholders’ equity	18,674	18,100	18,764	19,312	19,016	19,274	18,039	17,560

Average shareholders’ equity (2)	$18,845	$18,687	$18,402	$18,436	$17,854	$18,390	$16,554	$14,901

Return on shareholders’ equity	4.2%	1.9%	3.1%	7.2%	5.2%	6.3%	6.1%	8.4%

Operating Income Return on Shareholders’ Equity *

Numerator:
Operating income (1)	$689	$210	$578	$1,661	$1,539	$1,860	$1,946	$1,802

Denominator:

Beginning shareholders’ equity	$19,016	$19,274	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242
Unrealized net capital gains and losses	935	1,292	328	(84)	(870)	112	(2,112)	(3,767)
Adjusted beginning shareholders’ equity	18,081	17,982	17,711	17,644	17,562	17,393	17,180	16,009

Ending shareholders’ equity	18,674	18,100	18,764	19,312	19,016	19,274	18,039	17,560
Unrealized net capital gains and losses	1,363	1,032	1,446	1,079	935	1,292	328	(84)
Adjusted ending shareholders’ equity	17,311	17,068	17,318	18,233	18,081	17,982	17,711	17,644

Average adjusted shareholders’ equity (2)	$17,696	$17,525	$17,515	$17,939	$17,822	$17,688	$17,446	$16,827

Operating income return on shareholders’ equity	3.9%	1.2%	3.3%	9.3%	8.6%	10.5%	11.2%	10.7%

(1)	Net income and operating income reflect a trailing twelve-month period.
(2)

Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2011	2010	2010	2010	2010

Debt

Long-term debt	$5,908	$5,907	$5,907	$5,908	$5,908	$5,909	$5,909	$5,910

Capital resources

Debt	$5,908	$5,907	$5,907	$5,908	$5,908	$5,909	$5,909	$5,910

Shareholders’ equity
Common stock	9	9	9	9	9	9	9	9
Additional capital paid-in	3,189	3,177	3,165	3,156	3,176	3,165	3,155	3,152
Retained income	32,321	31,704	31,647	32,377	31,969	31,781	31,552	31,514
Deferred ESOP expense	(43)	(43)	(43)	(42)	(44)	(45)	(44)	(44)
Treasury stock	(16,795)	(16,693)	(16,387)	(16,173)	(15,910)	(15,755)	(15,760)	(15,782)
Unrealized net capital gains and losses	1,363	1,032	1,446	1,079	935	1,292	328	(84)
Unrealized foreign currency translation adjustments	57	49	83	79	69	54	43	60
Unrecognized pension and other postretirement benefit cost	(1,427)	(1,135)	(1,156)	(1,173)	(1,188)	(1,227)	(1,244)	(1,265)
Total shareholders’ equity	18,674	18,100	18,764	19,312	19,016	19,274	18,039	17,560

Total capital resources	$24,582	$24,007	$24,671	$25,220	$24,924	$25,183	$23,948	$23,470

Ratio of debt to shareholders’ equity	31.6%	32.6%	31.5%	30.6%	31.1%	30.7%	32.8%	33.7%

Ratio of debt to capital resources	24.0%	24.6%	23.9%	23.4%	23.7%	23.5%	24.7%	25.2%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$724	$165	$(620)	$519	$296	$367	$145	$120	$788	$928
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	103	60	58	31	39	29	10	16	252	94
Realized capital gains and losses	(86)	(264)	(57)	(96)	(116)	144	451	348	(503)	827
(Gain) loss on disposition of operations	(2)	-	(6)	23	1	(9)	(2)	(1)	15	(11)
Interest credited to contractholder funds	405	405	417	418	449	445	450	463	1,645	1,807
Changes in:
Policy benefits and other insurance reserves	(623)	(119)	723	(58)	95	(163)	118	188	(77)	238
Unearned premiums	(183)	307	161	(248)	(212)	307	126	(261)	37	(40)
Deferred policy acquisition costs	29	81	(15)	72	44	(68)	(100)	30	167	(94)
Premium installment receivables, net	191	(136)	(25)	3	147	(146)	(15)	24	33	10
Reinsurance recoverables, net	(441)	(235)	77	(117)	(36)	(23)	(134)	(72)	(716)	(265)
Income taxes	322	38	(426)	200	22	104	1	73	134	200
Other operating assets and liabilities	(181)	109	247	(21)	(63)	(58)	80	36	154	(5)
Net cash provided by operating activities	258	411	534	726	666	929	1,130	964	1,929	3,689

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	5,520	9,776	5,777	8,363	5,536	8,231	4,184	4,930	29,436	22,881
Equity securities	896	262	212	642	87	1,216	1,056	1,990	2,012	4,349
Limited partnership interests	238	427	222	113	118	109	132	146	1,000	505
Mortgage loans	23	9	39	26	3	77	41	3	97	124
Other investments	15	40	46	63	23	36	25	37	164	121
Investment collections
Fixed income securities	1,087	1,479	1,184	1,201	1,475	1,281	1,269	1,122	4,951	5,147
Mortgage loans	143	183	220	88	292	146	375	263	634	1,076
Other investments	18	13	15	77	41	52	26	18	123	137
Investment purchases
Fixed income securities	(5,996)	(7,966)	(3,727)	(10,207)	(5,033)	(8,812)	(4,801)	(7,099)	(27,896)	(25,745)
Equity securities	(758)	(285)	(637)	(144)	(843)	(1,220)	(945)	(556)	(1,824)	(3,564)
Limited partnership interests	(537)	(394)	(431)	(334)	(302)	(424)	(431)	(185)	(1,696)	(1,342)
Mortgage loans	(345)	(360)	(510)	(26)	(65)	(45)	(9)	(1)	(1,241)	(120)
Other investments	(5)	(53)	(88)	(58)	(82)	(20)	(36)	(43)	(204)	(181)
Change in short-term investments, net	2,118	(1,102)	(483)	1,649	(486)	(335)	28	411	2,182	(382)
Change in other investments, net	(58)	(187)	(51)	(119)	(55)	(336)	(79)	(49)	(415)	(519)
(Acquisition) disposition of operations, net of cash acquired	(917)	2	-	(1)	-	7	-	-	(916)	7
Purchases of property and equipment, net	(86)	(54)	(58)	(48)	(48)	(45)	(45)	(24)	(246)	(162)
Net cash provided by (used in) investing activities	1,356	1,790	1,730	1,285	661	(82)	790	963	6,161	2,332

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	7	-	-	-	-	-	-	-	7	-
Repayment of long-term debt	(6)	-	(1)	-	(1)	-	(1)	-	(7)	(2)
Contractholder fund deposits	570	486	524	596	683	730	739	828	2,176	2,980
Contractholder fund withdrawals	(2,241)	(1,931)	(2,386)	(2,122)	(1,691)	(1,667)	(2,543)	(2,569)	(8,680)	(8,470)
Dividends paid	(108)	(109)	(111)	(107)	(108)	(107)	(108)	(107)	(435)	(430)
Treasury stock purchases	(95)	(314)	(239)	(305)	(147)	-	-	(5)	(953)	(152)
Shares reissued under equity incentive plans, net	1	1	8	9	2	1	11	14	19	28
Excess tax benefits on share-based payment arrangements	(1)	(1)	-	(3)	-	(3)	(2)	(2)	(5)	(7)
Other	9	-	(7)	-	(3)	(12)	(9)	6	2	(18)
Net cash used in financing activities	(1,864)	(1,868)	(2,212)	(1,932)	(1,265)	(1,058)	(1,913)	(1,835)	(7,876)	(6,071)

NET (DECREASE) INCREASE IN CASH	(250)	333	52	79	62	(211)	7	92	214	(50)
CASH AT BEGINNING OF PERIOD	1,026	693	641	562	500	711	704	612	562	612
CASH AT END OF PERIOD	$776	$1,026	$693	$641	$562	$500	$711	$704	$776	$562

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended December 31, 2011

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance
	Sept, 30, 2011	deferred	adjustments (1)(2)	that are not hedged (2)	to income (2)	and losses	Dec. 31, 2011

Property-Liability	$1,396	$937	$(921)	$-	$-	$-	$1,412

Allstate Financial:
Traditional life and accident and health	731	52	(31)	-	-	-	752
Interest-sensitive life	2,033	62	(47)	(8)	-	(6)	2,034
Fixed annuity	281	7	(14)	(20)	-	(11)	243
Other	3	-	(1)	-	-	-	2
Sub-total	3,048	121	(93)	(28)	-	(17)	3,031

Consolidated	$4,444	$1,058	$(1,014)	$(28)	$-	$(17)	$4,443

	Change in Deferred Policy Acquisition Costs For the three months ended December 31, 2010

				Accretion	Amortization
				(amortization)	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	relating to realized	deceleration	unrealized	Ending
	balance	costs	before	capital gains and	(charged) credited	capital gains	balance
	Sept. 30, 2010	deferred	adjustments (1)(2)	losses (2)	to income (2)	and losses	Dec. 31, 2010

Property-Liability	$1,406	$895	$(924)	$-	$-	$-	$1,377

Allstate Financial:
Traditional life and accident and health	677	44	(28)	-	-	-	693
Interest-sensitive life	2,113	76	(48)	(3)	-	127	2,265
Fixed annuity	471	8	(9)	(52)	-	13	431
Other	4	-	(1)	-	-	-	3
Sub-total	3,265	128	(86)	(55)	-	140	3,392

Consolidated	$4,671	$1,023	$(1,010)	$(55)	$-	$140	$4,769

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs For the twelve months ended December 31, 2011							Reconciliation of Deferred Policy Acquisition Costs as of December 31, 2011

				Amortization
				relating to realized
				capital gains and	Amortization			DAC before		DAC after
				losses and	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2010	deferred	adjustments (1)(2)	that are not hedged (2)	to income (2)	and losses	Dec. 31, 2011 (3)	and losses	and losses	and losses

Property-Liability	$1,377	$3,675	$(3,640)	$-	$-	$-	$1,412	$1,412	$-	$1,412

Allstate Financial:
Traditional life and accident and health	693	178	(119)	-	-	-	752	752	-	752
Interest-sensitive life	2,265	226	(212)	(24)	(17)	(204)	2,034	2,285	(251)	2,034
Fixed annuity	431	29	(65)	(160)	5	3	243	118	125	243
Other	3	-	(1)	-	-	-	2	2	-	2
Sub-total	3,392	433	(397)	(184)	(12)	(201)	3,031	3,157	(126)	3,031

Consolidated	$4,769	$4,108	$(4,037)	$(184)	$(12)	$(201)	$4,443	$4,569	$(126)	$4,443

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the twelve months ended December 31, 2010							Acquisition Costs as of December 31, 2010

				Accretion	Amortization			DAC before		DAC after
				(amortization)	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	relating to realized	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	capital gains and	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2009	deferred	adjustments (1)(2)	losses (2)	to income (2)	and losses	Dec. 31, 2010	and losses	and losses	and losses

Property-Liability	$1,410	$3,645	$(3,678)	$-	$-	$-	$1,377	$1,377	$-	$1,377

Allstate Financial:
Traditional life and accident and health	650	156	(113)	-	-	-	693	693	-	693
Interest-sensitive life	2,246	275	(140)	15	13	(144)	2,265	2,312	(47)	2,265
Fixed annuity	1,159	52	(71)	(57)	(1)	(651)	431	309	122	431
Other	5	-	(2)	-	-	-	3	3	-	3
Sub-total	4,060	483	(326)	(42)	12	(795)	3,392	3,317	75	3,392

Consolidated	$5,470	$4,128	$(4,004)	$(42)	$12	$(795)	$4,769	$4,694	$75	$4,769

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.
(3)

On January 1, 2012, we will adopt new DAC accounting guidance that modifies the definition of the types of costs that can be capitalized as DAC. Costs must be directly related to the successful acquisition of insurance contracts to be capitalized. We will adopt the new guidance on a retrospective basis. It is currently estimated that the restated Allstate Financial and Allstate Protection DAC balances will decline by $508 million and $63 million, respectively, when compared to the reported December 31, 2011 balances. We estimate that the new DAC accounting guidance will reduce Allsate Financial net income by approximately $40 million, after-tax in 2012. We estimate that the new DAC accounting guidance will have an insignificant effect on Allstate Protection’s net income in 2012.

THE ALLSTATE CORPORATION

HISTORICAL CONSOLIDATED OPERATING

AND FINANCIAL POSITION DATA

($ in millions except per share data)

	As of or for the Year Ended December 31,

	2011	2010	2009	2008	2007
Consolidated statements of operations data:
Insurance premiums and contract charges	$28,180	$28,125	$28,152	$28,862	$29,099
Net investment income	3,971	4,102	4,444	5,622	6,435
Realized capital gains and losses	503	(827)	(583)	(5,090)	1,235
Total revenues	$32,654	$31,400	$32,013	$29,394	$36,769

Operating income	$689	$1,539	$1,881	$1,758	$3,863
Realized capital gains and losses, after-tax	324	(537)	(628)	(3,311)	798
Valuation changes on embedded derivatives that are not hedged, after-tax (3)	(12)	-	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(127)	(34)	(177)	385	12
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	1	(18)	(224)	(274)	-
Non-recurring items, after-tax (1)	-	-	-	(219)	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(35)	(29)	(2)	(14)	(29)
Business combination expenses and the amortization of purchased intangible assets, after-tax (3)	(42)	-	-	-	-
(Loss) gain on disposition of operations, after-tax	(10)	7	4	(4)	(8)
Net income (loss)	$788	$928	$854	$(1,679)	$4,636

Income per share - Diluted
Operating income	$1.32	$2.84	$3.48	$3.21	$6.47
Realized capital gains and losses, after-tax	0.62	(0.99)	(1.16)	(6.04)	1.33
Valuation changes on embedded derivatives that are not hedged, after-tax (3)	(0.02)	-	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.24)	(0.06)	(0.33)	0.70	0.02
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	(0.03)	(0.42)	(0.50)	-
Non-recurring items, after-tax (1)	-	-	-	(0.40)	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.07)	(0.06)	-	(0.02)	(0.05)
Business combination expenses and the amortization of purchased intangible assets, after-tax (3)	(0.08)	-	-	-	-
(Loss) gain on disposition of operations, after-tax	(0.02)	0.01	0.01	(0.01)	(0.01)
Net income (loss)	$1.51	$1.71	$1.58	$(3.06)	$7.76
Net income (loss) per share - Basic	$1.51	$1.72	$1.58	$(3.06)	$7.80

Consolidated statements of financial position data:
Investments	$95,618	$100,483	$99,833	$95,998	$118,980
Total assets	125,563	130,874	132,652	134,798	156,408
Reserves for claims and claims expense, life-contingent contract benefits and contractholder funds	77,156	81,145	84,659	90,750	94,052
Debt	5,908	5,908	5,910	5,659	5,640
Shareholders’ equity	18,674	19,016	16,692	12,641	21,851
Book value per share	36.92	35.32	30.84	23.47	38.54

Operating ratios:
Annual statutory premiums written to surplus ratio (U.S. property-liability operations)	1.6x	1.6x	1.7x	1.9x	1.5x

Other operating data:
Total employees (excluding agents) (2)	37,300	35,200	36,000	38,500	38,400
Total Allstate agencies (2)	11,900	13,400	14,200	14,700	15,000

(1)

During the fourth quarter of 2008, for traditional life insurance and immediate annuities with life contingencies, an aggregate premium deficiency of $336 million, pre-tax ($219 million, after-tax) resulted primarily from an experience study indicating that the annuitants on certain life-contingent contracts are projected to live longer than we anticipated when the contracts were issued, and, to a lesser degree, a reduction in the related investment portfolio yield. The deficiency was recorded through a reduction in deferred acquisition costs.

(2)	Rounded to the nearest hundred. Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada.
(3)	Reflects new measures added since prior year.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010

Premiums written *	$6,426	$6,728	$6,611	$6,215	$6,242	$6,767	$6,640	$6,258	$25,980	$25,907
Decrease (increase) in unearned premiums	174	(276)	(165)	234	203	(319)	(110)	245	(33)	19
Other	5	(20)	11	(1)	(3)	51	(17)	-	(5)	31

Premiums earned	6,605	6,432	6,457	6,448	6,442	6,499	6,513	6,503	25,942	25,957
Claims and claims expense	(4,198)	(5,132)	(6,355)	(4,476)	(4,842)	(4,603)	(4,714)	(4,792)	(20,161)	(18,951)
Amortization of deferred policy acquisition costs	(921)	(907)	(908)	(904)	(924)	(915)	(914)	(925)	(3,640)	(3,678)
Operating costs and expenses	(861)	(696)	(685)	(730)	(726)	(706)	(664)	(704)	(2,972)	(2,800)
Restructuring and related charges	(13)	(8)	(11)	(11)	1	(9)	(14)	(11)	(43)	(33)
Underwriting income (loss) *	612	(311)	(1,502)	327	(49)	266	207	71	(874)	495

Net investment income	309	298	310	284	291	284	310	304	1,201	1,189
Periodic settlements and accruals on non-hedge derivative instruments	(3)	(5)	(3)	(4)	(3)	(2)	(1)	(1)	(15)	(7)
Business combination expenses and the amortization of purchased intangible assets (2)	49	-	-	-	-	-	-	-	49	-
Income tax (expense) benefit on operations	(306)	39	462	(180)	(33)	(154)	(148)	(88)	15	(423)

Operating income (loss)	661	21	(733)	427	206	394	368	286	376	1,254

Realized capital gains and losses, after-tax	7	15	(6)	38	54	(69)	(69)	(123)	54	(207)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	2	4	1	3	1	2	-	1	10	4
Business combination expenses and the amortization of purchased intangible assets, after-tax (2)	(32)	-	-	-	-	-	-	-	(32)	-
(Loss) gain on disposition of operations, after-tax	-	-	-	-	(1)	4	-	-	-	3
Net income (loss)	$638	$40	$(738)	$468	$260	$331	$299	$164	$408	$1,054

Catastrophe losses	$66	$1,077	$2,339	$333	$537	$386	$636	$648	$3,815	$2,207

Operating ratios *
Claims and claims expense (“loss”) ratio	63.5	79.8	98.4	69.4	75.2	70.8	72.4	73.7	77.7	73.0
Expense ratio (1)	27.2	25.0	24.9	25.5	25.6	25.1	24.4	25.2	25.7	25.1
Combined ratio	90.7	104.8	123.3	94.9	100.8	95.9	96.8	98.9	103.4	98.1

Combined ratio excluding the effect of catastrophes *	89.7	88.1	87.1	89.7	92.5	90.0	87.0	88.9	88.7	89.6
Effect of catastrophe losses on combined ratio *	1.0	16.7	36.2	5.2	8.3	5.9	9.8	10.0	14.7	8.5
Combined ratio	90.7	104.8	123.3	94.9	100.8	95.9	96.8	98.9	103.4	98.1

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”) *	90.5	89.2	87.5	89.9	92.0	89.2	88.1	89.1	89.3	89.6
Effect of catastrophe losses on combined ratio *	1.0	16.7	36.2	5.2	8.3	5.9	9.8	10.0	14.7	8.5
Effect of prior year reserve reestimates on combined ratio *	(2.0)	(1.8)	(0.7)	(0.7)	0.1	0.2	(2.3)	(0.4)	(1.3)	(0.6)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.5	0.7	0.3	0.5	0.4	0.6	1.2	0.2	0.5	0.6
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio* (2)	0.7	-	-	-	-	-	-	-	0.2	-
Combined ratio	90.7	104.8	123.3	94.9	100.8	95.9	96.8	98.9	103.4	98.1

Effect of restructuring and related charges on combined ratio *	0.2	0.1	0.2	0.2	-	0.1	0.2	0.2	0.2	0.1

Effect of Discontinued Lines and Coverages on combined ratio	-	0.2	0.1	0.1	0.1	0.3	-	0.1	0.1	0.1

(1)

The Company implemented a series of growth initiatives such as sales campaigns, agent incentives, referrals and additional marketing, including expenses of $78 million with a 1.2 point effect on the combined ratio, spent on the Grow to Win initiative in the fourth quarter of 2011.

(2)	Reflects new measures added since prior quarter.

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY RESULTS

($ in millions)

	Twelve months ended December 31,

	2011	2010	2009	2008	2007

Premiums written	$25,980	$25,907	$25,971	$26,584	$27,183
(Increase) decrease in unearned premium	(33)	19	200	383	17
Other	(5)	31	23	-	33

Premiums earned	25,942	25,957	26,194	26,967	27,233
Claims and claims expense	(20,161)	(18,951)	(18,746)	(20,064)	(17,667)
Amortization of deferred policy acquisition costs	(3,640)	(3,678)	(3,789)	(3,975)	(4,121)
Operating costs and expenses	(2,972)	(2,800)	(2,559)	(2,742)	(2,634)
Restructuring and related charges	(43)	(33)	(105)	(22)	(27)
Underwriting (loss) income	(874)	495	995	164	2,784

Net investment income	1,201	1,189	1,328	1,674	1,972
Periodic settlement and accruals on non-hedge derivative instruments	(15)	(7)	(10)	1	-
Business combination expenses and the amortization of purchased intangible assets (1)	49	-	-	-	-
Income tax benefit (expense) on operations	15	(423)	(555)	(401)	(1,413)

Operating income	376	1,254	1,758	1,438	3,343

Realized capital gains and losses, after-tax	54	(207)	(222)	(1,209)	915
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	10	4	7	(1)	-
Business combination expenses and the amortization of purchased intangible assets, after-tax (1)	(32)	-	-	-	-
Gain on disposition of operations, after-tax	-	3	-	-	-
Net income	$408	$1,054	$1,543	$228	$4,258

Catastrophe losses	$3,815	$2,207	$2,069	$3,342	$1,409

Operating ratios
Loss ratio	77.7	73.0	71.6	74.4	64.9
Expense ratio	25.7	25.1	24.6	25.0	24.9
Combined ratio	103.4	98.1	96.2	99.4	89.8

Combined ratio excluding the effect of catastrophes	88.7	89.6	88.3	87.0	84.6
Effect of catastrophe losses on combined ratio	14.7	8.5	7.9	12.4	5.2
Combined ratio	103.4	98.1	96.2	99.4	89.8

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	89.3	89.6	88.1	86.8	85.7
Effect of catastrophe losses on combined ratio	14.7	8.5	7.9	12.4	5.2
Effect of prior year reserve reestimates on combined ratio	(1.3)	(0.6)	(0.4)	0.7	(0.6)
Effect of catastrophe losses included in prior year reserve reestimate on combined ratio	0.5	0.6	0.6	(0.5)	(0.5)
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio (1)	0.2	-	-	-	-
Combined ratio	103.4	98.1	96.2	99.4	89.8

Effect of restructuring and related charges on combined ratio	0.2	0.1	0.4	0.1	0.1

Effect of Discontinued Lines and Coverages on the combined ratio	0.1	0.1	0.1	0.1	0.2

(1)	Reflects new measure added since prior year.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010

Property-Liability Underwriting Summary
Allstate Protection	$615	$(299)	$(1,498)	$333	$(45)	$287	$209	$75	$(849)	$526
Discontinued Lines and Coverages	(3)	(12)	(4)	(6)	(4)	(21)	(2)	(4)	(25)	(31)
Underwriting income (loss)	$612	$(311)	$(1,502)	$327	$(49)	$266	$207	$71	$(874)	$495

Allstate Protection Underwriting Summary
Premiums written	$6,426	$6,728	$6,611	$6,216	$6,241	$6,767	$6,640	$6,258	$25,981	$25,906

Premiums earned	$6,604	$6,432	$6,457	$6,449	$6,441	$6,498	$6,513	$6,503	$25,942	$25,955
Claims and claims expense	(4,195)	(5,121)	(6,352)	(4,472)	(4,838)	(4,582)	(4,713)	(4,790)	(20,140)	(18,923)
Amortization of deferred policy acquisition costs	(921)	(907)	(908)	(904)	(924)	(915)	(914)	(925)	(3,640)	(3,678)
Operating costs and expenses	(860)	(695)	(684)	(729)	(725)	(705)	(663)	(702)	(2,968)	(2,795)
Restructuring and related charges	(13)	(8)	(11)	(11)	1	(9)	(14)	(11)	(43)	(33)
Underwriting income (loss)	$615	$(299)	$(1,498)	$333	$(45)	$287	$209	$75	$(849)	$526

Catastrophe losses	$66	$1,077	$2,339	$333	$537	$386	$636	$648	$3,815	$2,207

Operating ratios
Loss ratio	63.5	79.6	98.4	69.3	75.1	70.5	72.4	73.6	77.6	72.9
Expense ratio	27.2	25.0	24.8	25.5	25.6	25.1	24.4	25.2	25.7	25.1
Combined ratio	90.7	104.6	123.2	94.8	100.7	95.6	96.8	98.8	103.3	98.0

Effect of catastrophe losses on combined ratio	1.0	16.7	36.2	5.2	8.3	5.9	9.8	10.0	14.7	8.5

Effect of restructuring and related charges on combined ratio	0.2	0.1	0.2	0.2	-	0.1	0.2	0.2	0.2	0.1

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio (1)	0.7	-	-	-	-	-	-	-	0.2	-

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$-	$-	$(1)	$1	$-	$-	$-	$(1)	$1

Premiums earned	$1	$-	$-	$(1)	$1	$1	$-	$-	$-	$2
Claims and claims expense	(3)	(11)	(3)	(4)	(4)	(21)	(1)	(2)	(21)	(28)
Operating costs and expenses	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(2)	(4)	(5)
Underwriting loss	$(3)	$(12)	$(4)	$(6)	$(4)	$(21)	$(2)	$(4)	$(25)	$(31)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	0.2	0.1	0.1	0.1	0.3	-	0.1	0.1	0.1

(1)	Reflects new measure added since prior quarter.

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY

UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Twelve months ended December 31,

	2011	2010	2009	2008	2007

Property-Liability Underwriting Summary
Allstate Protection	$(849)	$526	$1,027	$189	$2,838
Discontinued Lines and Coverages	(25)	(31)	(32)	(25)	(54)
Underwriting (loss) income	$(874)	$495	$995	$164	$2,784

Allstate Protection Underwriting Summary
Premiums written	$25,981	$25,906	$25,972	$26,584	$27,183
Premiums earned	$25,942	$25,955	$26,195	$26,967	$27,232
Claims and claims expense	(20,140)	(18,923)	(18,722)	(20,046)	(17,620)
Amortization of deferred policy acquisition costs	(3,640)	(3,678)	(3,789)	(3,975)	(4,121)
Operating costs and expenses	(2,968)	(2,795)	(2,552)	(2,735)	(2,626)
Restructuring and related charges	(43)	(33)	(105)	(22)	(27)
Underwriting (loss) income	$(849)	$526	$1,027	$189	$2,838

Catastrophe losses	$3,815	$2,207	$2,069	$3,342	$1,409

Operating ratios
Loss ratio	77.6	72.9	71.5	74.3	64.7
Expense ratio	25.7	25.1	24.6	25.0	24.9
Combined ratio	103.3	98.0	96.1	99.3	89.6

Effect of catastrophe losses on combined ratio	14.7	8.5	7.9	12.4	5.2

Effect of restructuring and related charges on combined ratio	0.2	0.1	0.4	0.1	0.1

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio (1)	0.2	-	-	-	-

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$(1)	$1	$(1)	$-	$-

Premiums earned	$-	$2	$(1)	$-	$1
Claims and claims expense	(21)	(28)	(24)	(18)	(47)
Operating costs and expenses	(4)	(5)	(7)	(7)	(8)
Restructuring and related charges	-	-	-	-	-
Underwriting loss	$(25)	$(31)	$(32)	$(25)	$(54)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	0.1	0.1	0.1	0.2

(1)	Reflects new measure added since prior year.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010

Allstate brand
Standard auto	$3,812	$3,996	$3,911	$3,984	$3,843	$4,028	$3,948	$4,023	$15,703	$15,842
Non-standard auto	174	194	197	210	203	223	220	237	775	883
Auto	3,986	4,190	4,108	4,194	4,046	4,251	4,168	4,260	16,478	16,725

Involuntary auto	17	17	21	19	22	18	25	16	74	81
Commercial lines	111	116	125	120	120	130	137	131	472	518
Homeowners	1,428	1,634	1,606	1,225	1,389	1,610	1,565	1,189	5,893	5,753
Other personal lines	446	489	478	413	408	468	457	399	1,826	1,732
	5,988	6,446	6,338	5,971	5,985	6,477	6,352	5,995	24,743	24,809

Encompass brand
Standard auto	147	159	154	144	149	166	169	160	604	644
Non-standard auto	-	-	-	1	1	1	1	3	1	6
Auto	147	159	154	145	150	167	170	163	605	650

Involuntary auto	1	2	3	3	2	3	3	2	9	10
Homeowners	89	100	94	79	85	98	94	80	362	357
Other personal lines	20	21	22	18	19	22	21	18	81	80
	257	282	273	245	256	290	288	263	1,057	1,097

Esurance brand (1)
Standard auto	181	-	-	-	-	-	-	-	181	-

Allstate Protection	6,426	6,728	6,611	6,216	6,241	6,767	6,640	6,258	25,981	25,906

Discontinued Lines and Coverages	-	-	-	(1)	1	-	-	-	(1)	1

Property-Liability	$6,426	$6,728	$6,611	$6,215	$6,242	$6,767	$6,640	$6,258	$25,980	$25,907

Allstate Protection
Standard auto	$4,140	$4,155	$4,065	$4,128	$3,992	$4,194	$4,117	$4,183	$16,488	$16,486
Non-standard auto	174	194	197	211	204	224	221	240	776	889
Auto	4,314	4,349	4,262	4,339	4,196	4,418	4,338	4,423	17,264	17,375

Involuntary auto	18	19	24	22	24	21	28	18	83	91
Commercial lines	111	116	125	120	120	130	137	131	472	518
Homeowners	1,517	1,734	1,700	1,304	1,474	1,708	1,659	1,269	6,255	6,110
Other personal lines	466	510	500	431	427	490	478	417	1,907	1,812

	$6,426	$6,728	$6,611	$6,216	$6,241	$6,767	$6,640	$6,258	$25,981	$25,906

(1)  Reflects new measure added since prior quarter.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended December 31,

	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011

																	Effect of business
																	combination
																	expenses and the
																	amortization of
											Effect of		Effect of prior year				purchased intangible
					Incurred						catastrophe losses		reserve reestimates				assets on
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on combined ratio		on combined ratio		Expense ratio		combined ratio

Allstate brand
Standard auto	$3,897	$3,941	$2,713	$2,941	$8	$32	$1,008	$990	69.6	74.6	0.2	0.8	(3.2)	(1.2)	25.9	25.1	-
Non-standard auto	186	216	110	150	-	1	49	38	59.1	69.4	-	0.5	(7.0)	(1.4)	26.4	17.6	-
Auto	4,083	4,157	2,823	3,091	8	33	1,057	1,028	69.1	74.4	0.2	0.8	(3.3)	(1.2)	25.9	24.7	-

Homeowners	1,468	1,431	657	1,113	51	434	367	346	44.8	77.8	3.5	30.3	(2.4)	(1.8)	25.0	24.2	-
Other personal lines (1)	587	573	351	431	(5)	52	211	194	59.8	75.2	(0.9)	9.1	4.9	14.0	35.9	33.9	1.2

Total Allstate brand	6,138	6,161	3,831	4,635	54	519	1,635	1,568	62.4	75.2	0.9	8.4	(2.3)	0.1	26.7	25.5	0.1

Encompass brand
Standard auto	151	164	129	125	1	2	44	45	85.4	76.2	0.7	1.2	-	(6.1)	29.2	27.5	-
Non-standard auto	-	1	-	1	-	-	-	2	-	100.0	-	-	-	-	-	200.0	-
Auto	151	165	129	126	1	2	44	47	85.4	76.3	0.7	1.2	-	(6.1)	29.2	28.5	-

Homeowners	92	93	56	60	10	15	29	28	60.9	64.5	10.9	16.1	5.4	5.4	31.5	30.1	-
Other personal lines (1)	22	22	22	17	1	1	5	5	100.0	77.3	4.5	4.5	18.2	-	22.7	22.7	-

Total Encompass brand	265	280	207	203	12	18	78	80	78.1	72.5	4.5	6.4	3.4	(1.8)	29.4	28.6	-

Esurance Brand (3)
Standard auto (4)	201	-	157	-	-	-	81	-	78.1	-	-	-	-	-	40.3	-	20.9

Allstate Protection	$6,604	$6,441	$4,195	$4,838	$66	$537	$1,794	$1,648	63.5	75.1	1.0	8.3	(2.0)	-	27.2	25.6	0.7

	Twelve months ended December 31,

	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011

																	Effect of business
																	combination
																	expenses and the
																	amortization of
											Effect of		Effect of prior year				purchased intangible
					Incurred						catastrophe losses		reserve reestimates				assets on
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on combined ratio		on combined ratio		Expense ratio		combined ratio

Allstate brand
Standard auto	$15,679	$15,814	$11,067	$11,186	$402	$153	$3,943	$3,914	70.6	70.7	2.6	1.0	(2.3)	(0.9)	25.1	24.8	-
Non-standard auto	797	896	500	602	9	3	193	215	62.8	67.2	1.1	0.3	(4.9)	(3.6)	24.2	24.0	-
Auto	16,476	16,710	11,567	11,788	411	156	4,136	4,129	70.2	70.6	2.5	0.9	(2.4)	(1.1)	25.1	24.7	-

Homeowners	5,835	5,693	5,720	4,672	2,919	1,782	1,374	1,338	98.0	82.1	50.0	31.3	(1.2)	(0.3)	23.6	23.5	-
Other personal lines (1)	2,352	2,348	1,787	1,559	320	170	745	696	76.0	66.4	13.6	7.2	4.0	0.7	31.7	29.6	0.3

Total Allstate brand	24,663	24,751	19,074	18,019	3,650	2,108	6,255	6,163	77.3	72.8	14.8	8.5	(1.5)	(0.7)	25.4	24.9	-

Encompass brand
Standard auto	620	716	507	540	11	6	177	198	81.8	75.4	1.8	0.8	2.4	-	28.5	27.7	-
Non-standard auto	2	9	3	9	-	-	2	5	150.0	100.0	-	-	(50.0)	-	100.0	55.6	-
Auto	622	725	510	549	11	6	179	203	82.0	75.7	1.8	0.8	2.3	-	28.8	28.0	-

Homeowners	365	385	323	286	145	89	113	117	88.5	74.3	39.7	23.1	0.3	(1.3)	31.0	30.4	-
Other personal lines (1)	91	94	76	69	9	4	23	23	83.5	73.4	9.9	4.3	-	(1.1)	25.3	24.5	-

Total Encompass brand	1,078	1,204	909	904	165	99	315	343	84.3	75.1	15.3	8.2	1.4	(0.5)	29.2	28.5	-

Esurance Brand (3)
Standard auto	201	-	157	-	-	-	81	-	78.1	-	-	-	-	-	40.3	-	20.9

Allstate Protection	$25,942	$25,955	$20,140	$18,923	$3,815	$2,207	$6,651	$6,506	77.6	72.9	14.7	8.5	(1.4)	(0.7)	25.7	25.1	0.2

(1)    Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

(2)    Ratios are calculated using the premiums earned for the respective line of business.

(3)    Reflects new measures added since prior quarter.

(4)    Esurance brand advertising expenses totaled $22 million and had a 10.9 point impact on its expense ratio in 2011.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended					Three months ended				Three months ended				Three months ended
	December 31, 2011					September 30, 2011				June 30, 2011				March 31, 2011

					Effect of
					bus. comb.
					expenses and
			Effect of		the amort.			Effect of				Effect of				Effect of
			CAT losses		of purchased			CAT losses				CAT losses				CAT losses
	Premiums	Loss	on combined	Expense	intangibles on	Premiums	Loss	on combined	Expense	Premiums	Loss	on combined	Expense	Premiums	Loss	on combined	Expense
	earned	ratio	ratio	ratio	combined ratio	earned	ratio	ratio	ratio	earned	ratio	ratio	ratio	earned	ratio	ratio	ratio

Allstate brand
Standard auto	$3,897	69.6	0.2	25.9	-	$3,916	69.3	2.9	24.9	$3,938	73.2	6.7	25.0	$3,928	70.3	0.5	24.8
Non-standard auto	186	59.1	-	26.4	-	196	57.1	0.5	24.5	205	69.3	3.9	23.4	210	64.8	-	22.8
Auto	4,083	69.1	0.2	25.9	-	4,112	68.7	2.7	24.9	4,143	73.0	6.6	24.9	4,138	70.0	0.4	24.7

Homeowners	1,468	44.8	3.5	25.0	-	1,462	108.6	55.8	23.3	1,457	171.1	123.2	22.3	1,448	67.9	17.7	23.5
Other personal lines (1)	587	59.8	(0.9)	35.9	1.2	590	76.3	13.1	28.3	587	100.5	35.3	28.1	588	67.3	7.0	34.4

Total Allstate brand	6,138	62.4	0.9	26.7	0.1	6,164	78.9	16.3	24.8	6,187	98.7	36.8	24.6	6,174	69.2	5.1	25.4

Encompass brand
Standard auto	151	85.4	0.7	29.2	-	154	87.6	3.2	28.6	155	78.7	3.2	28.4	160	75.7	-	28.1
Non-standard auto	-	-	-	-	-	-	-	-	-	1	100.0	-	-	1	100.0	-	100.0
Auto	151	85.4	0.7	29.2	-	154	88.3	3.2	29.2	156	78.9	3.2	28.2	161	75.8	-	28.5

Homeowners	92	60.9	10.9	31.5	-	91	119.8	70.3	29.7	91	107.7	61.5	31.9	91	65.9	16.5	30.8
Other personal lines (1)	22	100.0	4.5	22.7	-	23	65.2	8.7	30.5	23	104.3	17.4	26.1	23	65.2	8.7	21.8

Total Encompass brand	265	78.1	4.5	29.4	-	268	97.0	26.5	29.5	270	90.7	24.1	29.3	275	71.7	6.2	28.7

Esurance Brand (2)
Standard auto	201	78.1	-	40.3	20.9	-	-	-	-	-	-	-	-	-	-	-	-

Allstate Protection	$6,604	63.5	1.0	27.2	0.7	$6,432	79.6	16.7	25.0	$6,457	98.4	36.2	24.8	$6,449	69.3	5.2	25.5

	Three months ended				Three months ended				Three months ended				Three months ended
	December 31, 2010				September 30, 2010				June 30, 2010				March 31, 2010

			Effect of				Effect of				Effect of				Effect of
			CAT losses				CAT losses				CAT losses				CAT losses
	Premiums	Loss	on combined	Expense	Premiums	Loss	on combined	Expense	Premiums	Loss	on combined	Expense	Premiums	Loss	on combined	Expense
	earned	ratio	ratio	ratio	earned	ratio	ratio	ratio	earned	ratio	ratio	ratio	earned	ratio	ratio	ratio

Allstate brand
Standard auto	$3,941	74.6	0.8	25.1	$3,961	68.7	0.4	24.5	$3,969	70.1	2.0	24.4	$3,943	69.4	0.7	25.0
Non-standard auto	216	69.4	0.5	17.6	222	61.7	-	27.5	228	68.9	0.4	26.3	230	68.7	0.4	24.3
Auto	4,157	74.4	0.8	24.7	4,183	68.4	0.4	24.6	4,197	70.1	1.9	24.5	4,173	69.4	0.7	25.0

Homeowners	1,431	77.8	30.3	24.2	1,430	80.5	23.1	24.2	1,416	82.6	34.7	21.8	1,416	87.5	37.1	23.8
Other personal lines (1)	573	75.2	9.1	33.9	591	61.4	4.4	27.3	592	65.7	8.3	28.4	592	63.5	7.3	29.2

Total Allstate brand	6,161	75.2	8.4	25.5	6,204	70.5	6.0	24.8	6,205	72.5	10.0	24.3	6,181	73.0	9.7	25.1

Encompass brand
Standard auto	164	76.2	1.2	27.5	173	75.7	0.6	30.1	185	73.0	0.5	27.0	194	76.8	1.0	26.3
Non-standard auto	1	100.0	-	200.0	2	100.0	-	50.0	2	100.0	-	50.0	4	100.0	-	25.0
Auto	165	76.3	1.2	28.5	175	76.0	0.6	30.3	187	73.2	0.5	27.3	198	77.3	1.0	26.2

Homeowners	93	64.5	16.1	30.1	96	63.5	13.5	32.3	96	64.6	15.6	30.2	100	103.0	46.0	29.0
Other personal lines (1)	22	77.3	4.5	22.7	23	60.9	-	30.4	25	64.0	-	20.0	24	91.7	12.5	25.0

Total Encompass brand	280	72.5	6.4	28.6	294	70.7	4.8	31.0	308	69.8	5.2	27.6	322	86.4	15.8	27.0

Esurance Brand (2)
Standard auto	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Allstate Protection	$6,441	75.1	8.3	25.6	$6,498	70.5	5.9	25.1	$6,513	72.4	9.8	24.4	$6,503	73.6	10.0	25.2

(1)    Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

(2)    Reflects new measures added since prior quarter.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended				Three months ended				Three months ended
	December 31, 2011 (1)				September 30, 2011				June 30, 2011				March 31, 2011

	Number of			State	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)

Allstate brand
Standard auto (2)	12	(11)	0.7	3.9	10	(10)	0.9	7.3	18	(9)	1.9	5.3	13	(7)(8)	1.1	4.1
Non-standard auto	5	(6)	1.1	6.5	3		0.9	11.5	3		0.4	6.1	3		3.6	18.4
Auto	16	(6)	0.8	4.0	13		0.9	7.4	18		1.9	5.3	15		1.3	4.7
Homeowners (3)	17		2.9	7.8	15		2.3	13.9	18		1.5	6.0	12	(6)	1.8	9.9

Encompass brand
Standard auto	7		1.8	6.5	8		0.7	3.9	3		0.3	4.0	3		0.6	5.0
Non-standard auto	-		-	-	-		-	-	-		-	-	-		-	-
Auto	7		1.8	6.5	8		0.7	3.9	3		0.3	4.0	3		0.6	5.0
Homeowners	8		0.8	4.6	7		0.7	3.0	11	(6)	0.3	2.6	5		1.2	4.9

Esurance brand
Standard auto	n/a	(12)	n/a	n/a	-		-	-	-		-	-	-		-	-

	Three months ended				Three months ended				Three months ended				Three months ended
	December 31, 2010				September 30, 2010				June 30, 2010				March 31, 2010

	Number of			State	Number of			State	Number of			State	Number of		State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)

Allstate brand
Standard auto (2)	14	(6) (7)	0.4	1.3	21	(7)	0.5	2.8	32	(6)(7)	0.2	0.5	8	0.3	2.9
Non-standard auto	2		0.4	3.2	4		0.7	5.8	5	(6)	2.7	10.9	1	0.9	22.1
Auto	14	(6)	0.4	1.4	24		0.5	2.9	33	(6)	0.3	0.9	9	0.3	3.3
Homeowners (3)	10		3.2	7.4	15		1.0	4.2	14	(6)	2.0	11.3	6	0.9	7.4

Encompass brand
Standard auto	6		0.1	1.1	12		(0.1)	(1.3)	10		(0.1)	(0.5)	6	1.5	7.1
Non-standard auto	-		-	-	-		-	-	-		-	-	-	-	-
Auto	6		0.1	1.1	12		(0.1)	(1.3)	10		(0.1)	(0.5)	6	1.4	7.1
Homeowners	5		0.1	0.8	8	(6)	-	(0.1)	7		-	(0.3)	5	0.7	5.2

Esurance brand
Standard auto	-		-	-	-		-	-	-		-	-	-	-	-

(1)    Rate changes include changes approved based on our net cost of reinsurance.  These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business.  Based on historical premiums written in those states, rate changes approved for the three month period ending December 31, 2011 are estimated to total $314 million.  Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.

(2)   Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.2% 1.6%, 0.5%, 1.4%, 0.6%, 0.2%, (0.1)%, 1.5% and 1.6% for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.

(3)   Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 2.6%, 1.1%, 1.2%, 2.9%, 2.5% 1.0%, 1.7% and 1.5% for the three months ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.

(4)    Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.

(5)    Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.

(6)    Includes Washington, D.C.

(7)    Includes targeted rate decreases in certain markets to improve our competitive position for target customers (multi-car residence owners).

(8)    Includes the impact of a 20.9% and 2.3% rate increases in Florida and a 12.0% rate increase in New York in the first quarter of 2011.

(9)    Includes the impact of a 20.0% and 6.0% rate increases in Florida and a 3.7% rate increase in New York in the second quarter of 2011.

(10)   Includes the impact of a 9.9% average rate increase in New York in the third quarter of 2011.

(11)   Includes the impact of a 8.0% rate increase in Florida and a 1.2% rate increase in New York in the fourth quarter of 2011.

(12)   n/a reflects not available.

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010
Standard auto (1)
Net premiums written
Allstate brand	$3,812	$3,996	$3,911	$3,984	$3,843	$4,028	$3,948	$4,023	$15,703	$15,842
Encompass brand	147	159	154	144	149	166	169	160	604	644
Esurance brand (2)	181	-	-	-	-	-	-	-	181	-
	4,140	4,155	4,065	4,128	3,992	4,194	4,117	4,183	16,488	16,486
Net premiums earned
Allstate brand	$3,897	$3,916	$3,938	$3,928	$3,941	$3,961	$3,969	$3,943	$15,679	$15,814
Encompass brand	151	154	155	160	164	173	185	194	620	716
Esurance brand (2)	201	-	-	-	-	-	-	-	201	-
	4,249	4,070	4,093	4,088	4,105	4,134	4,154	4,137	16,500	16,530
Incurred losses
Allstate brand	$2,713	$2,712	$2,882	$2,760	$2,941	$2,723	$2,783	$2,739	$11,067	$11,186
Encompass brand	129	135	122	121	125	131	135	149	507	540
Esurance brand (2)	157	-	-	-	-	-	-	-	157	-
	2,999	2,847	3,004	2,881	3,066	2,854	2,918	2,888	11,731	11,726
Expenses
Allstate brand	$1,008	$975	$986	$974	$990	$970	$969	$985	$3,943	$3,914
Encompass brand	44	44	44	45	45	52	50	51	177	198
Esurance brand (2)	81	-	-	-	-	-	-	-	81	-
	1,133	1,019	1,030	1,019	1,035	1,022	1,019	1,036	4,201	4,112
Underwriting Income
Allstate brand	$176	$229	$70	$194	$10	$268	$217	$219	$669	$714
Encompass brand	(22)	(25)	(11)	(6)	(6)	(10)	-	(6)	(64)	(22)
Esurance brand (2)	(37)	-	-	-	-	-	-	-	(37)	-
	117	204	59	188	4	258	217	213	568	692
Loss ratio
Allstate brand	69.6	69.3	73.2	70.3	74.6	68.7	70.1	69.4	70.6	70.7
Encompass brand	85.4	87.6	78.7	75.7	76.2	75.7	73.0	76.8	81.8	75.4
Esurance brand (2)	78.1	-	-	-	-	-	-	-	78.1	-
Allstate Protection	70.6	70.0	73.4	70.5	74.7	69.1	70.3	69.8	71.1	70.9
Expense ratio
Allstate brand	25.9	24.9	25.0	24.8	25.1	24.5	24.4	25.0	25.1	24.8
Encompass brand	29.2	28.6	28.4	28.1	27.5	30.1	27.0	26.3	28.5	27.7
Esurance brand (2)	40.3	-	-	-	-	-	-	-	40.3	-
Allstate Protection	26.6	25.0	25.2	24.9	25.2	24.7	24.5	25.1	25.5	24.9
Combined ratio
Allstate brand	95.5	94.2	98.2	95.1	99.7	93.2	94.5	94.4	95.7	95.5
Encompass brand	114.6	116.2	107.1	103.8	103.7	105.8	100.0	103.1	110.3	103.1
Esurance brand (2)	118.4	-	-	-	-	-	-	-	118.4	-
Allstate Protection	97.2	95.0	98.6	95.4	99.9	93.8	94.8	94.9	96.6	95.8
Effect of catastrophe losses on combined ratio
Allstate brand	0.2	2.9	6.7	0.5	0.8	0.4	2.0	0.7	2.6	1.0
Encompass brand	0.7	3.2	3.2	-	1.2	0.6	0.5	1.0	1.8	0.8
Esurance brand (2)	-	-	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio Allstate brand	(3.2)	(3.3)	(2.2)	(0.4)	(1.2)	(0.6)	(1.9)	(0.1)	(2.3)	(0.9)
Encompass brand	-	6.5	-	3.1	(6.1)	(1.7)	1.6	5.2	2.4	-
Esurance brand	-	-	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio (2)
Esurance brand	20.9	-	-	-	-	-	-	-	20.9	-
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	98.4	94.5	93.6	94.9	100.1	93.1	94.1	93.4	95.3	95.2
Effect of catastrophe losses on combined ratio	0.2	2.9	6.7	0.5	0.8	0.4	2.0	0.7	2.6	1.0
Effect of prior year reserve reestimates on combined ratio	(3.2)	(3.3)	(2.2)	(0.4)	(1.2)	(0.6)	(1.9)	(0.1)	(2.3)	(0.9)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.1	0.1	0.1	0.1	-	0.3	0.3	0.4	0.1	0.2
Allstate brand combined ratio	95.5	94.2	98.2	95.1	99.7	93.2	94.5	94.4	95.7	95.5

(1)  Refer to the Allstate Brand Domestic Operating Measures and Statistics page for operating measures and trends.

(2)  Reflects new measures added since prior quarter.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010
Non-standard auto (1)
Net premiums written
Allstate brand	$174	$194	$197	$210	$203	$223	$220	$237	$775	$883
Encompass brand	-	-	-	1	1	1	1	3	1	6
	174	194	197	211	204	224	221	240	776	889
Net premiums earned
Allstate brand	$186	$196	$205	$210	$216	$222	$228	$230	$797	$896
Encompass brand	-	-	1	1	1	2	2	4	2	9
	186	196	206	211	217	224	230	234	799	905
Incurred losses
Allstate brand	$110	$112	$142	$136	$150	$137	$157	$158	$500	$602
Encompass brand	-	1	1	1	1	2	2	4	3	9
	110	113	143	137	151	139	159	162	503	611
Expenses
Allstate brand	$49	$48	$48	$48	$38	$61	$60	$56	$193	$215
Encompass brand	-	1	-	1	2	1	1	1	2	5
	49	49	48	49	40	62	61	57	195	220
Underwriting Income
Allstate brand	$27	$36	$15	$26	$28	$24	$11	$16	$104	$79
Encompass brand	-	(2)	-	(1)	(2)	(1)	(1)	(1)	(3)	(5)
	27	34	15	25	26	23	10	15	101	74
Loss ratio
Allstate brand	59.1	57.1	69.3	64.8	69.4	61.7	68.9	68.7	62.8	67.2
Encompass brand	-	-	100.0	100.0	100.0	100.0	100.0	100.0	150.0	100.0
Allstate Protection	59.1	57.7	69.4	64.9	69.6	62.0	69.2	69.2	63.0	67.5
Expense ratio
Allstate brand	26.4	24.5	23.4	22.8	17.6	27.5	26.3	24.3	24.2	24.0
Encompass brand	-	-	-	100.0	200.0	50.0	50.0	25.0	100.0	55.6
Allstate Protection	26.4	25.0	23.3	23.3	18.4	27.7	26.5	24.4	24.4	24.3
Combined ratio
Allstate brand	85.5	81.6	92.7	87.6	87.0	89.2	95.2	93.0	87.0	91.2
Encompass brand	-	-	100.0	200.0	300.0	150.0	150.0	125.0	250.0	155.6
Allstate Protection	85.5	82.7	92.7	88.2	88.0	89.7	95.7	93.6	87.4	91.8
Effect of catastrophe losses on combined ratio
Allstate brand	-	0.5	3.9	-	0.5	-	0.4	0.4	1.1	0.3
Encompass brand	-	-	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(7.0)	(8.7)	(1.0)	(3.3)	(1.4)	(6.8)	(4.8)	(1.3)	(4.9)	(3.6)
Encompass brand	-	-	(100.0)	-	-	-	-	-	(50.0)	-

(1)    Refer to the Allstate Brand Domestic Operating Measures and Statistics page for operating measures and trends.

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010
Auto (1)
Net premiums written
Allstate brand	$3,986	$4,190	$4,108	$4,194	$4,046	$4,251	$4,168	$4,260	$16,478	$16,725
Encompass brand	147	159	154	145	150	167	170	163	605	650
Esurance brand (2)	181	-	-	-	-	-	-	-	181	-
	4,314	4,349	4,262	4,339	4,196	4,418	4,338	4,423	17,264	17,375
Net premiums earned
Allstate brand	$4,083	$4,112	$4,143	$4,138	$4,157	$4,183	$4,197	$4,173	$16,476	$16,710
Encompass brand	151	154	156	161	165	175	187	198	622	725
Esurance brand (2)	201	-	-	-	-	-	-	-	201	-
	4,435	4,266	4,299	4,299	4,322	4,358	4,384	4,371	17,299	17,435
Incurred losses
Allstate brand	$2,823	$2,824	$3,024	$2,896	$3,091	$2,860	$2,940	$2,897	$11,567	$11,788
Encompass brand	129	136	123	122	126	133	137	153	510	549
Esurance brand (2)	157	-	-	-	-	-	-	-	157	-
	3,109	2,960	3,147	3,018	3,217	2,993	3,077	3,050	12,234	12,337
Expenses
Allstate brand	$1,057	$1,023	$1,034	$1,022	$1,028	$1,031	$1,029	$1,041	$4,136	$4,129
Encompass brand	44	45	44	46	47	53	51	52	179	203
Esurance brand (2)	81	-	-	-	-	-	-	-	81	-
	1,182	1,068	1,078	1,068	1,075	1,084	1,080	1,093	4,396	4,332
Underwriting Income
Allstate brand	$203	$265	$85	$220	$38	$292	$228	$235	$773	$793
Encompass brand	(22)	(27)	(11)	(7)	(8)	(11)	(1)	(7)	(67)	(27)
Esurance brand (2)	(37)	-	-	-	-	-	-	-	(37)	-
	144	238	74	213	30	281	227	228	669	766
Loss ratio
Allstate brand	69.1	68.7	73.0	70.0	74.4	68.4	70.1	69.4	70.2	70.6
Encompass brand	85.4	88.3	78.9	75.8	76.3	76.0	73.2	77.3	82.0	75.7
Esurance brand (2)	78.1	-	-	-	-	-	-	-	78.1	-
Allstate Protection	70.1	69.4	73.2	70.2	74.5	68.7	70.2	69.8	70.7	70.8
Expense ratio
Allstate brand	25.9	24.9	24.9	24.7	24.7	24.6	24.5	25.0	25.1	24.7
Encompass brand	29.2	29.2	28.2	28.5	28.5	30.3	27.3	26.2	28.8	28.0
Esurance brand (2)	40.3	-	-	-	-	-	-	-	40.3	-
Allstate Protection	26.7	25.0	25.1	24.8	24.8	24.9	24.6	25.0	25.4	24.8
Combined ratio
Allstate brand	95.0	93.6	97.9	94.7	99.1	93.0	94.6	94.4	95.3	95.3
Encompass brand	114.6	117.5	107.1	104.3	104.8	106.3	100.5	103.5	110.8	103.7
Esurance brand (2)	118.4	-	-	-	-	-	-	-	118.4	-
Allstate Protection	96.8	94.4	98.3	95.0	99.3	93.6	94.8	94.8	96.1	95.6
Effect of catastrophe losses on combined ratio
Allstate brand	0.2	2.7	6.6	0.4	0.8	0.4	1.9	0.7	2.5	0.9
Encompass brand	0.7	3.2	3.2	-	1.2	0.6	0.5	1.0	1.8	0.8
Esurance brand (2)	-	-	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(3.3)	(3.6)	(2.1)	(0.6)	(1.2)	(0.9)	(2.1)	(0.1)	(2.4)	(1.1)
Encompass brand	-	6.5	(0.6)	3.1	(6.1)	(1.7)	1.6	5.1	2.3	-
Esurance brand (2)	-	-	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio (2)
Esurance brand	20.9	-	-	-	-	-	-	-	20.9	-

(1)    Refer to the Allstate Brand Domestic Operating Measures and Statistics page for operating measures and trends.

(2)    Reflects new measures added since prior quarter.

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010
Homeowners (1)
Net premiums written
Allstate brand	$1,428	$1,634	$1,606	$1,225	$1,389	$1,610	$1,565	$1,189	$5,893	$5,753
Encompass brand	89	100	94	79	85	98	94	80	362	357
	1,517	1,734	1,700	1,304	1,474	1,708	1,659	1,269	6,255	6,110
Net premiums earned
Allstate brand	$1,468	$1,462	$1,457	$1,448	$1,431	$1,430	$1,416	$1,416	$5,835	$5,693
Encompass brand	92	91	91	91	93	96	96	100	365	385
	1,560	1,553	1,548	1,539	1,524	1,526	1,512	1,516	6,200	6,078
Incurred losses
Allstate brand	$657	$1,587	$2,493	$983	$1,113	$1,151	$1,169	$1,239	$5,720	$4,672
Encompass brand	56	109	98	60	60	61	62	103	323	286
	713	1,696	2,591	1,043	1,173	1,212	1,231	1,342	6,043	4,958
Expenses
Allstate brand	$367	$341	$325	$341	$346	$346	$309	$337	$1,374	$1,338
Encompass brand	29	27	29	28	28	31	29	29	113	117
	396	368	354	369	374	377	338	366	1,487	1,455
Underwriting Income
Allstate brand	$444	$(466)	$(1,361)	$124	$(28)	$(67)	$(62)	$(160)	$(1,259)	$(317)
Encompass brand	7	(45)	(36)	3	5	4	5	(32)	(71)	(18)
	451	(511)	(1,397)	127	(23)	(63)	(57)	(192)	(1,330)	(335)
Loss ratio
Allstate brand	44.8	108.6	171.1	67.9	77.8	80.5	82.6	87.5	98.0	82.1
Encompass brand	60.9	119.8	107.7	65.9	64.5	63.5	64.6	103.0	88.5	74.3
Allstate Protection	45.7	109.2	167.4	67.7	77.0	79.4	81.4	88.5	97.5	81.6
Expense ratio
Allstate brand	25.0	23.3	22.3	23.5	24.2	24.2	21.8	23.8	23.6	23.5
Encompass brand	31.5	29.7	31.9	30.8	30.1	32.3	30.2	29.0	31.0	30.4
Allstate Protection	25.4	23.7	22.8	24.0	24.5	24.7	22.4	24.2	24.0	23.9
Combined ratio
Allstate brand	69.8	131.9	193.4	91.4	102.0	104.7	104.4	111.3	121.6	105.6
Encompass brand	92.4	149.5	139.6	96.7	94.6	95.8	94.8	132.0	119.5	104.7
Allstate Protection	71.1	132.9	190.2	91.7	101.5	104.1	103.8	112.7	121.5	105.5
Effect of catastrophe losses on combined ratio
Allstate brand	3.5	55.8	123.2	17.7	30.3	23.1	34.7	37.1	50.0	31.3
Encompass brand	10.9	70.3	61.5	16.5	16.1	13.5	15.6	46.0	39.7	23.1
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(2.4)	-	0.3	(2.7)	(1.8)	5.2	(4.2)	(0.4)	(1.2)	(0.3)
Encompass brand	5.4	(4.4)	(1.1)	1.1	5.4	(7.3)	(1.0)	(2.0)	0.3	(1.3)
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	66.8	73.3	69.5	74.0	72.2	75.0	69.8	74.7	70.9	72.9
Effect of catastrophe losses on combined ratio	3.5	55.8	123.2	17.7	30.3	23.1	34.7	37.1	50.0	31.3
Effect of prior year reserve reestimates on combined ratio	(2.4)	-	0.3	(2.7)	(1.8)	5.2	(4.2)	(0.4)	(1.2)	(0.3)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	1.9	2.8	0.4	2.4	1.3	1.4	4.1	(0.1)	1.9	1.7
Allstate brand combined ratio	69.8	131.9	193.4	91.4	102.0	104.7	104.4	111.3	121.6	105.6

(1)    Refer to the Allstate Brand Domestic Operating Measures and Statistics page for operating measures and trends.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010
Policies in Force (in thousands) (2)
Standard auto	17,213	17,286	17,420	17,456	17,484	17,479	17,529	17,581	17,213	17,484
Non-standard auto	571	599	599	627	640	671	706	724	571	640
Involuntary auto	28	32	39	42	43	41	39	32	28	43
Homeowners	6,369	6,459	6,555	6,631	6,690	6,740	6,821	6,886	6,369	6,690
Emerging business (3)	5,157	5,165	5,133	5,064	5,041	5,021	4,994	4,971	5,157	5,041
Canada	924	911	899	882	871	850	830	817	924	871
Allstate Roadside Services	1,043	1,029	1,045	1,039	1,032	1,048	1,058	1,073	1,043	1,032
	31,305	31,481	31,690	31,741	31,801	31,850	31,977	32,084	31,305	31,801

Good Hands Roadside Members (in thousands) (8)	390	129	75	25	10	-	-	-	390	10

New Issued Applications (in thousands) (4)
Standard auto	451	466	472	519	526	537	498	464	1,908	2,025
Non-standard auto	58	61	59	78	63	70	77	99	256	309
Auto	509	527	531	597	589	607	575	563	2,164	2,334
Homeowners	103	116	123	114	126	140	151	119	456	536
Average Premium - Gross Written ($) (5)
Standard auto	450	446	442	439	442	441	444	443	444	443
Non-standard auto	598	586	620	621	627	630	619	619	606	624
Auto	455	451	448	446	449	449	452	451	450	450
Homeowners	1,031	1,001	989	975	963	953	933	921	999	943
Average Premium - Net Earned ($) (6)
Standard auto	428	429	429	430	433	432	433	430	429	432
Non-standard auto	533	533	573	579	576	571	573	571	555	573
Auto	432	432	434	435	438	437	439	436	433	437
Homeowners	890	871	856	844	825	821	803	795	865	811
Renewal Ratio (%) (7)
Standard auto	88.8	89.1	89.2	88.9	88.4	88.7	89.0	88.8	89.0	88.7
Non-standard auto	69.7	70.6	70.8	70.4	70.5	70.8	72.5	71.8	70.4	71.4
Auto	88.0	88.4	88.5	88.1	88.0	87.9	88.3	88.0	88.3	88.1
Homeowners	88.1	88.4	88.4	88.3	88.5	88.6	88.3	88.0	88.3	88.4
Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	(3.5)	(3.3)	(2.3)	3.1	7.7	7.5	4.2	5.4	(1.6)	6.2
Non-standard auto	(0.3)	(5.9)	(2.4)	2.3	8.1	7.1	1.4	6.6	(1.6)	5.7
Auto	(3.8)	(3.9)	(2.7)	2.7	7.5	7.3	3.9	5.4	(2.0)	5.7
Property Damage Claim Frequency
(% change year-over-year)
Standard auto	(2.6)	(2.6)	(3.9)	1.2	2.4	3.7	1.9	(0.1)	(2.0)	2.0
Non-standard auto	1.1	(2.7)	(1.8)	0.5	0.3	3.3	0.8	3.1	(0.7)	1.8
Auto	(2.7)	(2.9)	(4.0)	0.9	2.2	3.6	1.8	-	(2.2)	1.9
Auto Paid Severity
(% change year-over-year)
Bodily injury	1.9	0.2	0.4	3.6	(0.2)	1.1	(1.0)	(1.3)	1.5	(0.3)
Property damage	5.8	1.0	1.1	0.8	(1.7)	1.0	(1.5)	0.4	2.2	(0.5)
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	4.5	6.0	(0.8)	1.7	(8.5)	(2.3)	1.7	5.1	2.9	(1.1)
Claim severity	(1.9)	3.3	3.4	3.5	8.0	2.1	(0.7)	(2.1)	2.1	1.6

(1)            Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations, loan protection and specialty auto, except for policies in force.

(2)            Policies in Force:  Policy counts are based on items rather than customers.  A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.

(3)            Emerging Businesses include Business Insurance (commercial products for small business owners), Consumer Household (specialty products including motorcycle, boat, renters and condominium insurance policies), Allstate Dealer Services (insurance and non-insurance products sold primarily to auto dealers), Allstate Roadside Services (retail and wholesale roadside assistance products) and Ivantage (insurance agency).  Premiums written by Emerging Businesses totaled $582 million, $657 million, $672 million, $575 million, $554 million, $643 million, $659 million and $570 million for the three months ended  December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.  Premiums written by Emerging Businesses totaled $2.49 billion and $2.43 billion for the twelve months ended December 31, 2011 and 2010, respectively. Emerging Business policies in force presented in the table above include statistics for Consumer Household and Business Insurance which are not presented in other lines of business.

(4)            New Issued Applications:  Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period.  Does not include automobiles that are added by existing customers.

(5)            Average Premium - Gross Written:  Gross premiums written divided by issued item count.  Gross premiums written include the impacts from discounts and surcharges; and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, and premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6)            Average Premium - Net Earned:  Earned premium divided by average policies in force for the period.  Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(7)            Renewal ratio:  Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

(8)            Reflects new measure since prior quarter. Represents free membership which provides pay on demand access to roadside services.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Twelve months ended December 31, 2011

							Premium rate changes (5)
Primary Exposure Groupings (1)	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of states	Annual impact of rate changes on state specific premiums written

Florida	$98	$92	93.9%	$10	10.2%
Other hurricane exposure states	3,183	3,392	106.6%	1,916	60.2%
Total hurricane exposure states (2)	3,281	3,484	106.2%	1,926	58.7%		16	11.3%
Other catastrophe exposure states	2,919	2,559	87.7%	1,138	39.0%		25	9.7%

Total	$6,200	$6,043	97.5%	$3,064	49.4%	91	41	10.7%

	1992 to 2011 Historical Information					1992 to 2011 Historical Information (Adjusted for Industry Reinsurance or Insurance Mechanism)
Primary Exposure Groupings (1)	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Earned premiums (4)	Incurred losses (3)	Loss ratios (3)	Catastrophe losses (3)	Effect of catastrophes on loss ratio (3)	Number of catastrophes

Florida	$3,736	$5,201	139.2%	$3,570	95.6%	$3,845	$3,419	88.9%	$1,788	46.5%
Other hurricane exposure states	44,879	36,773	81.9%	13,682	30.5%	44,948	36,706	81.7%	13,614	30.3%
Total hurricane exposure states (2)	48,615	41,974	86.3%	17,252	35.5%	48,793	40,125	82.2%	15,402	31.6%
Other catastrophe exposure states	41,703	32,010	76.8%	10,415	25.0%	41,703	30,168	72.3%	8,573	20.6%

Total	$90,318	$73,984	81.9%	$27,667	30.6%	$90,496	$70,293	77.7%	$23,975	26.5%	1,364

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines) for the period 1992 through 2011.  The premiums and losses are presented on a GAAP basis with adjustments as indicated in Notes 3 and 4.  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Incurred Losses

Incurred losses (which include catastrophe losses) and Catastrophe losses, exclude the effects of those events for which the exposure is now covered, at least in part, by permanent industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund (“FHCF”), California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure and help mitigate exposure to these types of events.   For the period 1992 - 2011, Incurred losses and Catastrophe losses for the Hurricane exposure states were adjusted to exclude $1.8 billion for losses related to Hurricane Andrew.  Incurred losses and Catastrophe losses for the Other catastrophe exposure states were adjusted to exclude an additional $1.8 billion for losses related to certain California earthquakes and Hawaii hurricanes.  Subsequent catastrophes of a similar magnitude are not excluded from the exhibit.  Through the use of the insurance mechanisms, Allstate may have a contingent liability for industry assessments and losses exceeding the claims paying capacity of these mechanisms as discussed in the Annual Report on Form 10-K.

(4) Earned Premiums

Earned premiums for the Hurricane exposure locations was adjusted to add back premium ceded to third party reinsurers of $178 million for hurricane reinsurance purchased in Florida, the Northeast and other states during the period 1992 to 2005.  These programs support management actions that address hurricane exposures.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure because they help mitigate exposure to these types of events, but no impact is reflected in earned premiums above.

(5) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of catastrophe losses relating to earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability combined ratio					Premiums earned	Total catastrophe	Total catastrophe	Effect on the Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
1992 (3)	3.2	7.1	48.7	25.5	21.2	$15,542	$3,301	$680	4.4
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547	607	3.8
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989	529	3.2
1995	4.0	7.8	3.8	5.0	5.2	17,540	905	683	3.9
1996	5.1	6.0	6.4	3.8	5.4	18,366	983	837	4.6
1997	2.4	2.6	2.6	0.3	2.0	18,604	365	325	1.7
1998	2.5	6.3	3.9	3.4	4.0	19,307	780	615	3.2
1999	2.6	5.6	5.4	2.7	4.1	20,112	816	623	3.1
2000	7.0	6.7	1.7	2.3	4.4	21,871	967	930	4.3
2001	1.5	9.8	2.5	2.4	4.0	22,197	894	763	3.4
2002	1.9	5.0	1.6	4.0	3.1	23,361	731	638	2.7
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489	1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7

Average (2)	5.0	8.3	13.1	5.4	8.0				4.8

	Excludes the effect of catastrophe losses relating to Hurricane Andrew, California Earthquakes, and Hawaii Hurricanes (1)					Premiums earned	Total catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$15,542	$681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815

Average (2)	4.1	8.2	11.2	4.3	7.0

(1)

The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)	The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.
(3)	The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended December 31, 2011
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	-	-	-	-	-	-
$50 million to $100 million	2	10.5	123	186.4	1.9	62
Less than $50 million	17	89.5	93	140.9	1.4	5
Total	19	100.0%	216	327.3	3.3	11
Prior year reserve reestimates			(32)	(48.5)	(0.5)
Prior quarter reserve reestimates			(118)	(178.8)	(1.8)
Total catastrophe losses			$66	100.0%	1.0

Twelve months ended December 31, 2011
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	4	4.4%	$1,595	41.8%	6.1	$399
$101 million to $250 million	4	4.4	563	14.8	2.2	141
$50 million to $100 million	12	13.2	877	23.0	3.4	73
Less than $50 million	71	78.0	910	23.8	3.5	13
Total	91	100.0%	3,945	103.4	15.2	43
Prior year reserve reestimates			(130)	(3.4)	(0.5)
Total catastrophe losses			$3,815	100.0%	14.7

1995 through December 31, 2011
	Principal						Average
	state with	Number		Claim and		Combined	catastrophe
Size of catastrophe	loss	of events		claim expense		ratio impact	loss per event
Greater than $250 million
Hurricane Katrina - 2005	LA			$3,592	12.1%	0.9	$3,592
Hurricane Rita - 2005	TX			891	3.0	0.2	891
Hurricane Ike - 2008	TX			857	2.9	0.2	857
Hurricane Ivan - 2004	FL			632	2.1	0.2	632
Hurricane Charley - 2004	FL			604	2.0	0.1	604
Hurricane Frances - 2004	FL			549	1.9	0.1	549
Hurricane Wilma - 2005	FL			547	1.8	0.1	547
Hurricane Irene - 2011	NY, NJ, MD			522	1.8	0.1	522
May 2011 Tornados	TX, OH, MO			486	1.6	0.1	486
April 27th 2011 Tornados	AL			326	1.1	0.1	326
Hurricane Jeanne - 2004	FL			335	1.1	0.1	335
Arizona Hail - 2010	AZ			302	1.0	0.1	302
October 2003 Fires	CA			300	1.0	0.1	300
Hurricane Gustav - 2008	LA			271	0.9	0.1	271
April 24th 2011 Tornados	TN			261	0.9	0.1	261
Greater than $250 million		15	1.3%	10,475	35.2	2.6	698
$101 million to $250 million		24	2.0	3,616	12.2	0.9	151
$50 million to $100 million		65	5.6	4,578	15.4	1.2	70
Less than $50 million		1,071	91.1	11,055	37.2	2.8	10
Total		1,175	100.0%	$29,724	100.0%	7.5	25

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010

Prior Year Reserve Reestimates (1)

Auto	$(136)	$(136)	$(90)	$(19)	$(59)	$(40)	$(85)	$5	$(381)	$(179)
Homeowners	(30)	(4)	3	(38)	(21)	67	(61)	(8)	(69)	(23)
Other personal lines	33	12	36	13	80	(38)	(5)	(22)	94	15

Allstate Protection (2)	(133)	(128)	(51)	(44)	-	(11)	(151)	(25)	(356)	(187)

Discontinued Lines and Coverages	3	11	4	3	3	22	1	2	21	28

Property-Liability	$(130)	$(117)	$(47)	$(41)	$3	$11	$(150)	$(23)	$(335)	$(159)

Allstate brand	$(142)	$(132)	$(49)	$(48)	$5	$-	$(152)	$(34)	$(371)	$(181)
Encompass brand	9	4	(2)	4	(5)	(11)	1	9	15	(6)
Esurance brand (3)	-	-	-	-	-	-	-	-	-	-

Allstate Protection (2)	$(133)	$(128)	$(51)	$(44)	$-	$(11)	$(151)	$(25)	$(356)	$(187)

Effect of Prior Year Reserve
Reestimates on Combined Ratio (1)

Auto	(2.1)	(2.1)	(1.4)	(0.3)	(0.9)	(0.6)	(1.3)	0.1	(1.5)	(0.7)
Homeowners	(0.4)	(0.1)	-	(0.6)	(0.3)	1.0	(0.9)	(0.1)	(0.3)	(0.1)
Other personal lines	0.5	0.2	0.6	0.2	1.2	(0.6)	(0.1)	(0.4)	0.4	0.1

Allstate Protection (2)	(2.0)	(2.0)	(0.8)	(0.7)	-	(0.2)	(2.3)	(0.4)	(1.4)	(0.7)

Discontinued Lines and Coverages	-	0.2	0.1	-	0.1	0.4	-	-	0.1	0.1

Property-Liability	(2.0)	(1.8)	(0.7)	(0.7)	0.1	0.2	(2.3)	(0.4)	(1.3)	(0.6)

Allstate brand	(2.1)	(2.1)	(0.8)	(0.8)	0.1	-	(2.3)	(0.5)	(1.4)	(0.7)
Encompass brand	0.1	0.1	-	0.1	(0.1)	(0.2)	-	0.1	-	-
Esurance brand (3)	-	-	-	-	-	-	-	-	-	-

Allstate Protection (2)	(2.0)	(2.0)	(0.8)	(0.7)	-	(0.2)	(2.3)	(0.4)	(1.4)	(0.7)

(1)	Favorable reserve reestimates are shown in parentheses.
(2)

Favorable reserve reestimates included in catastrophe losses totaled $32 million and $23 million in the three months ended December 31, 2011 and 2010, respectively. Favorable reserve reestimates included in catastrophe losses totaled $130 million and $163 million in the twelve months ended December 31, 2011 and 2010, respectively.

(3)	Reflects new measures added since prior quarter.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL PRIOR YEAR RESERVE REESTIMATES (1)

($ in millions)

	Twelve months ended December 31,

	2011	2010	2009	2008	2007

Allstate brand	$(371)	$(181)	$(126)	$155	$(167)
Encompass brand	15	(6)	(10)	(3)	(52)
Esurance brand	-	-	-	-	-

Allstate Protection	(356)	(187)	(136)	152	(219)

Discontinued Lines and Coverages	21	28	24	18	47

Property-Liability	$(335)	$(159)	$(112)	$170	$(172)

Effect of Property-Liability prior year reserve reestimates on the combined ratio (1)	(1.3)	(0.6)	(0.4)	0.7	(0.6)

(1)   Favorable reserve reestimates are shown in parentheses.

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY LOSS RESERVES

($ in millions)

	Twelve months ended December 31,

	2011	2010	2009	2008	2007
(net of reinsurance)

Net reserve for claims and claims expense, beginning of year	$17,396	$17,028	$17,182	$16,660	$16,610
Acquisitions	425	-	-	-	-
Claims and claims expense
Provision attributable to the current year	20,496	19,110	18,858	19,894	17,839
Change in provision attributable to prior years (1)	(335)	(159)	(112)	170	(172)
Total claims and claims expense	20,161	18,951	18,746	20,064	17,667

Payments
Claims and claims expense attributable to current year	(13,683)	(12,012)	(11,906)	(12,658)	(10,933)
Claims and claims expense attributable to prior years	(6,512)	(6,571)	(6,994)	(6,884)	(6,684)
Total payments	(20,195)	(18,583)	(18,900)	(19,542)	(17,617)

Net reserve for claims and claims expense, end of year (2)	$17,787	$17,396	$17,028	$17,182	$16,660

Percent change in loss reserves	2.2%	2.2%	(0.9)%	3.1%	0.3%

(1) Reserve reestimates due to:
Asbestos and environmental claims	$26	$23	$5	$8	$80
All other property-liability claims	(361)	(182)	(117)	162	(252)
Change in pre-tax reserve	$(335)	$(159)	$(112)	$170	$(172)

(2)      Net reserves for claims and claims expense are net of expected reinsurance recoveries of $2.59 billion, $2.07 billion, $2.14 billion, $2.27 billion and $2.21 billion at December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended				Twelve months ended December 31,

	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2011	2011	2010	2009	2008	2007
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,093	$1,092	$1,091	$1,100	$1,100	$1,180	$1,228	$1,302	$1,375
Incurred claims and claims expense	-	26	-	-	26	5	(8)	8	17
Claims and claims expense paid	(15)	(25)	1	(9)	(48)	(85)	(40)	(82)	(90)
Ending reserves	$1,078	$1,093	$1,092	$1,091	$1,078	$1,100	$1,180	$1,228	$1,302

Claims and claims expense paid as a percent of ending reserves	1.4%	2.3%	(0.1)%	0.8%	4.5%	7.7%	3.4%	6.7%	6.9%

Environmental claims
Beginning reserves	$187	$192	$193	$201	$201	$198	$195	$232	$194
Incurred claims and claims expense	-	-	-	-	-	18	13	-	63
Claims and claims expense paid	(2)	(5)	(1)	(8)	(16)	(15)	(10)	(37)	(25)
Ending reserves	$185	$187	$192	$193	$185	$201	$198	$195	$232

Claims and claims expense paid as a percent of ending reserves	1.1%	2.7%	0.5%	4.1%	8.6%	7.5%	5.1%	19.0%	10.8%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010

Investments	$57,373	$59,068	$59,659	$60,484	$61,582	$62,915	$61,804	$62,336	$57,373	$61,582

Premiums	305	$287	$286	$312	$273	$290	$286	$289	1,190	1,138
Contract charges	265	265	261	257	258	258	259	255	1,048	1,030
Net investment income	656	682	694	684	692	707	723	731	2,716	2,853
Periodic settlements and accruals on non-hedge derivative instruments	16	18	19	17	13	10	11	17	70	51
Contract benefits	(430)	(455)	(422)	(454)	(443)	(445)	(485)	(442)	(1,761)	(1,815)
Interest credited to contractholder funds	(385)	(395)	(412)	(425)	(439)	(446)	(450)	(463)	(1,617)	(1,798)
Amortization of deferred policy acquisition costs	(93)	(101)	(103)	(113)	(86)	(101)	(41)	(58)	(410)	(286)
Operating costs and expenses	(131)	(105)	(110)	(109)	(115)	(118)	(116)	(120)	(455)	(469)
Restructuring and related charges	(3)	-	-	2	2	-	1	-	(1)	3
Income tax expense on operations	(62)	(62)	(72)	(55)	(51)	(47)	(63)	(70)	(251)	(231)

Operating income (1)	138	134	141	116	104	108	125	139	529	476

Realized capital gains and losses, after-tax	43	142	40	25	23	(25)	(230)	(105)	250	(337)
Valuation changes on embedded derivatives that are not hedged, after-tax	(13)	(4)	(3)	8	-	-	-	-	(12)	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(18)	(78)	(5)	(26)	(43)	7	4	(2)	(127)	(34)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	1	-	-	-	(18)	1	(18)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(10)	(12)	(11)	(12)	(8)	(7)	(7)	(11)	(45)	(33)
Gain (loss) on disposition of operations, after-tax	-	1	4	(15)	-	2	1	1	(10)	4

Net income (loss)	$140	$183	$166	$97	$76	$85	$(107)	$4	$586	$58

(1)

Operating income for the fourth quarter of 2011 includes $10 million of net favorable non-recurring items comprising a $25 million after-tax increase due to a reduction in accident and health insurance reserves at Allstate Benefits as of December 31, 2011 related to a contract modification, partially offset by a $7 million after-tax decrease due to a charge related to the liquidation plan for Executive Life Insurance Company of New York and $8 million after-tax decrease for other non-recurring expenses.

THE ALLSTATE CORPORATION

HISTORICAL ALLSTATE FINANCIAL RESULTS

($ in millions)

	As of or for the Year Ended December 31,

	2011		2010	2009	2008	2007

Investments	$57,373		$61,582	$62,216	$61,449	$74,256

Premiums	1,190		1,138	969	943	870
Contract charges	1,048		1,030	989	952	996
Net investment income	2,716		2,853	3,064	3,811	4,297
Periodic settlements and accruals on non-hedge derivative instruments	70		51	14	20	46
Contract benefits	(1,761)		(1,815)	(1,617)	(1,612)	(1,589)
Interest credited to contractholder funds	(1,617)		(1,798)	(2,038)	(2,417)	(2,682)
Operating costs and expenses (1)	(865)		(755)	(867)	(1,051)	(1,042)
Restructuring and related charges	(1)		3	(25)	(1)	(2)
Income tax expense on operations	(251)		(231)	(149)	(207)	(279)

Operating income	529		476	340	438	615

Realized capital gains and losses, after-tax (2)	124		(389)	(818)	(1,923)	(113)
Non-recurring items, after-tax (3)	-		-	-	(219)	-
Valuation changes on embedded derivatives that are not hedged, after-tax	(12)		-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(45)		(33)	(9)	(13)	(29)
(Loss) gain on disposition of operations, after-tax	(10)		4	4	(4)	(8)

Net income (loss)	$586		$58	$(483)	$(1,721)	$465

Life insurance in force, net of reinsurance	$306,377	(4)	$294,149	$281,961	$280,042	$271,035

(1)	Includes amortization expense on DAC, excluding the portion relating to realized capital gains and losses.
(2)	Includes amortization expense on DAC and DSI relating to realized capital gains and losses, after-tax.
(3)

During the fourth quarter of 2008, for traditional life insurance and immediate annuities with life contingencies, an aggregate premium deficiency of $336 million, pre-tax ($219 million, after-tax) resulted primarily from an experience study indicating that the annuitants on certain life-contingent contracts are projected to live longer than we anticipated when the contracts were issued, and, to a lesser degree, a reduction in the related investment portfolio yield. The deficiency was recorded through a reduction in deferred acquisition costs.

(4)	Estimated using the most available information.

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2011	2010	2010	2010	2010
Return on Attributed Equity

Numerator:

Net income (loss) (1)	$586	$522	$424	$151	$58	$(155)	$(278)	$(152)

Denominator:

Beginning attributed equity (2)	$6,748	$6,801	$6,280	$5,931	$5,413	$5,883	$4,809	$2,990
Ending attributed equity	7,563	7,378	7,214	6,946	6,748	6,801	6,280	5,931

Average attributed equity (3)	$7,156	$7,090	$6,747	$6,439	$6,081	$6,342	$5,545	$4,461

Return on attributed equity	8.2%	7.4%	6.3%	2.3%	1.0%	(2.4)%	(5.0)%	(3.4)%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$529	$495	$469	$453	$476	$467	$454	$394

Denominator:

Beginning attributed equity	$6,748	$6,801	$6,280	$5,931	$5,413	$5,883	$4,809	$2,990
Unrealized net capital gains and losses	536	664	199	(256)	(794)	(65)	(1,155)	(2,457)
Adjusted beginning attributed equity	6,212	6,137	6,081	6,187	6,207	5,948	5,964	5,447

Ending attributed equity	7,563	7,378	7,214	6,946	6,748	6,801	6,280	5,931
Unrealized net capital gains and losses	805	743	764	663	536	664	199	(256)
Adjusted ending attributed equity	6,758	6,635	6,450	6,283	6,212	6,137	6,081	6,187

Average adjusted attributed equity (3)	$6,485	$6,386	$6,266	$6,235	$6,210	$6,043	$6,023	$5,817

Operating income return on attributed equity	8.2%	7.8%	7.5%	7.3%	7.7%	7.7%	7.5%	6.8%

(1)               Net income (loss) and operating income reflect a trailing twelve-month period.

(2)               Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company, the applicable equity for Allstate Heritage Life Investment Corporation, and the equity for Allstate Bank.

(3)               Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$113	$111	$109	$108	$103	$107	$104	$106	$441	$420
Accident and health insurance premiums	160	160	162	161	157	157	151	156	643	621
Interest-sensitive life insurance contract charges	256	258	253	248	251	249	249	242	1,015	991
	529	529	524	517	511	513	504	504	2,099	2,032
Annuities
Immediate annuities with life contingencies premiums	32	16	15	43	13	26	31	27	106	97
Other fixed annuity contract charges	9	7	8	9	7	9	10	13	33	39
	41	23	23	52	20	35	41	40	139	136
Total	$570	$552	$547	$569	$531	$548	$545	$544	$2,238	$2,168

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies	$264	$260	$256	$251	$253	$247	$247	$246	$1,031	$993
Workplace enrolling agents	171	171	169	168	166	166	161	161	679	654
Other	135	121	122	150	112	135	137	137	528	521
Total	$570	$552	$547	$569	$531	$548	$545	$544	$2,238	$2,168

ISSUED LIFE INSURANCE APPLICATIONS BY DISTRIBUTION CHANNEL (1)

Allstate agencies	45,491	30,265	30,151	25,918	31,828	22,943	23,482	20,999	131,825	99,252
Other	970	973	997	981	810	1,174	1,727	2,437	3,921	6,148
Total	46,461	31,238	31,148	26,899	32,638	24,117	25,209	23,436	135,746	105,400

(1)      Reflects new measure added since prior quarter. Excludes Allstate Benefits and non-proprietary products.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010

Beginning balance	$43,776	$45,078	$46,834	$48,195	$48,936	$49,443	$51,027	$52,582	$48,195	$52,582

Deposits
Fixed annuities	228	133	142	164	180	224	237	291	667	932
Interest-sensitive life insurance	324	319	316	329	363	363	391	395	1,288	1,512
Bank and other deposits	19	34	97	213	246	262	234	252	363	994
Total deposits	571	486	555	706	789	849	862	938	2,318	3,438

Interest credited	406	400	413	410	439	445	448	462	1,629	1,794

Maturities, benefits, withdrawals and other adjustments
Maturities and retirements of institutional products	(48)	(26)	(306)	(487)	(49)	(3)	(827)	(954)	(867)	(1,833)
Benefits	(326)	(396)	(367)	(372)	(365)	(397)	(395)	(395)	(1,461)	(1,552)
Surrenders and partial withdrawals	(1,869)	(1,513)	(1,723)	(1,293)	(1,305)	(1,295)	(1,355)	(1,248)	(6,398)	(5,203)
Contract charges	(265)	(257)	(255)	(251)	(252)	(247)	(243)	(241)	(1,028)	(983)
Net transfers from separate accounts	3	3	3	3	3	3	3	2	12	11
Fair value hedge adjustments for institutional products	-	-	-	(34)	(23)	24	(74)	(123)	(34)	(196)
Other adjustments	84	1	(76)	(43)	22	114	(3)	4	(34)	137
Total maturities, benefits, withdrawals and other adjustments	(2,421)	(2,188)	(2,724)	(2,477)	(1,969)	(1,801)	(2,894)	(2,955)	(9,810)	(9,619)

Ending balance	$42,332	$43,776	$45,078	$46,834	$48,195	$48,936	$49,443	$51,027	$42,332	$48,195

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010

Benefit spread
Premiums	$305	$287	$286	$312	$273	$290	$286	$289	$1,190	$1,138
Cost of insurance contract charges (1)	168	167	162	162	161	161	159	156	659	637
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(294)	(320)	(287)	(319)	(307)	(310)	(346)	(303)	(1,220)	(1,266)
Total benefit spread	179	134	161	155	127	141	99	142	629	509

Investment spread
Net investment income	656	682	694	684	692	707	723	731	2,716	2,853
Implied interest on immediate annuities with life contingencies (2)	(136)	(135)	(135)	(135)	(136)	(135)	(139)	(139)	(541)	(549)
Interest credited to contractholder funds	(405)	(405)	(417)	(418)	(449)	(445)	(450)	(463)	(1,645)	(1,807)
Total investment spread	115	142	142	131	107	127	134	129	530	497

Surrender charges and contract maintenance expense fees (1)	97	98	99	95	97	97	100	99	389	393
Realized capital gains and losses	68	219	62	39	36	(38)	(353)	(162)	388	(517)
Amortization of deferred policy acquisition costs	(121)	(215)	(110)	(147)	(141)	(91)	(35)	(89)	(593)	(356)
Operating costs and expenses	(131)	(105)	(110)	(109)	(115)	(118)	(116)	(120)	(455)	(469)
Restructuring and related charges	(3)	-	-	2	2	-	1	-	(1)	3
Gain (loss) on disposition of operations	1	1	6	(23)	(1)	4	2	1	(15)	6
Income tax (expense) benefit on operations	(65)	(91)	(84)	(46)	(36)	(37)	61	4	(286)	(8)

Net income (loss)	$140	$183	$166	$97	$76	$85	$(107)	$4	$586	$58

Benefit spread by product group
Life insurance	$74	$90	$98	$93	$78	$93	$23	$88	$355	$282
Accident and health insurance	114	70	71	74	63	65	60	64	329	252
Annuities	(9)	(26)	(8)	(12)	(14)	(17)	16	(10)	(55)	(25)
Total benefit spread	$179	$134	$161	$155	$127	$141	$99	$142	$629	$509

Investment spread by product group
Annuities and institutional products	$23	$48	$51	$48	$31	$44	$54	$50	$170	$179
Life insurance	12	17	14	11	11	11	6	7	54	35
Allstate Bank products	2	6	6	8	7	8	8	8	22	31
Accident and health insurance	5	4	5	5	5	5	4	4	19	18
Net investment income on investments supporting capital	73	67	66	59	53	59	62	60	265	234
Total investment spread	$115	$142	$142	$131	$107	$127	$134	$129	$530	$497

(1) Reconciliation of contract charges
Cost of insurance contract charges	$168	$167	$162	$162	$161	$161	$159	$156	$659	$637
Surrender charges and contract maintenance expense fees	97	98	99	95	97	97	100	99	389	393
Total contract charges	$265	$265	$261	$257	$258	$258	$259	$255	$1,048	$1,030

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest
on immediate annuities with life contingencies	$(294)	$(320)	$(287)	$(319)	$(307)	$(310)	$(346)	$(303)	$(1,220)	$(1,266)
Implied interest on immediate annuities with life contingencies	(136)	(135)	(135)	(135)	(136)	(135)	(139)	(139)	(541)	(549)
Total contract benefits	$(430)	$(455)	$(422)	$(454)	$(443)	$(445)	$(485)	$(442)	$(1,761)	$(1,815)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended December 31, 2011			Three months ended December 31, 2010

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.3%	4.2%	1.1%	5.4%	4.3%	1.1%
Deferred fixed annuities and institutional products	4.5	3.2	1.3	4.3	3.3	1.0
Immediate fixed annuities with and without life contingencies	6.2	6.2	-	6.5	6.3	0.2
Investments supporting capital, traditional life and other products	4.0	n/a	n/a	3.6	n/a	n/a

	Twelve months ended December 31, 2011			Twelve months ended December 31, 2010

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.4%	4.2%	1.2%	5.5%	4.4%	1.1%
Deferred fixed annuities and institutional products	4.6	3.3	1.3	4.4	3.2	1.2
Immediate fixed annuities with and without life contingencies	6.3	6.2	0.1	6.4	6.4	-
Investments supporting capital, traditional life and other products	3.9	n/a	n/a	3.7	n/a	n/a

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of Dec. 31, 2011		Twelve months ended Dec. 31, 2011
		Attributed equity
	Reserves and	excluding unrealized	Operating	Operating income return
	Contractholder funds	capital gains/losses (3) (4)	income (5)	on attributed equity

Life insurance	$14,004	$2,676	$274	11.1%
Accident and health insurance	1,861	669	98	15.4
Annuities and institutional and bank products:
Deferred Annuities	25,699	2,069	180	8.8
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,188	822	(25)	(3.0)
Standard structured settlements and SPIA (2)	8,100	355	(1)	(0.5)
Institutional products	1,929	70	(5)	(6.9)
Bank	-	97	8	7.4
Sub-total	40,916	3,413	157	4.7
Total Allstate Financial	$56,781	$6,758	$529	8.2

	Twelve months ended Dec. 31, 2011
			Annuities and
	Life	Accident and	institutional and	Allstate
	insurance	health insurance	bank products	Financial

Operating income	$274	$98	$157	$529
Realized capital gains and losses, after-tax	25	1	224	250
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(12)	(12)
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(17)	-	(110)	(127)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	1	-	-	1
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	(46)	(45)
Loss on disposition of operations, after-tax	-	-	(10)	(10)
Net income	$284	$99	$203	$586

(1)                Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)                Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)                Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company, the applicable equity for Allstate Heritage Life Investment Corporation, and the equity for Allstate Bank.

(4)                Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk.  Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from average statutory capital over the prior four quarters.  Statutory capital is adjusted for appropriate GAAP accounting differences.  Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)                Product line operating income includes allocation of income on investments supporting capital.

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010

Net investment income	$10	$14	$16	$14	$15	$14	$16	$15	$54	$60
Operating costs and expenses	(88)	(116)	(98)	(91)	(86)	(95)	(101)	(97)	(393)	(379)
Income tax benefit on operations	29	31	32	31	32	31	33	32	123	128

Operating loss	(49)	(71)	(50)	(46)	(39)	(50)	(52)	(50)	(216)	(191)

Business combination expenses, after-tax (1)	(10)	-	-	-	-	-	-	-	(10)	-
Realized capital gains and losses, after-tax	5	13	2	-	(1)	1	5	2	20	7
Net loss	$(54)	$(58)	$(48)	$(46)	$(40)	$(49)	$(47)	$(48)	$(206)	$(184)

(1)                Reflects new measure added since prior quarter.

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2011	2011	2011	2011	2010	2011	2011	2011	2011	2010

Fixed income securities, at fair value:
Tax-exempt	$8,239	$8,799	$8,778	$8,942	$9,394	$38	$38	$40	$61	$62
Taxable	19,562	18,203	18,726	19,126	18,019	46,252	46,829	47,821	49,117	49,872
Equity securities, at fair value	4,165	3,977	4,748	4,199	4,578	198	180	206	238	233
Mortgage loans	474	377	132	16	18	6,665	6,579	6,695	6,566	6,661
Limited partnership interests	3,055	2,863	2,913	2,684	2,506	1,612	1,508	1,449	1,358	1,274
Short-term, at fair value	451	719	770	473	430	645	1,908	1,342	874	1,297
Other	52	68	52	17	103	1,963	2,026	2,106	2,270	2,183
Total	$35,998	$35,006	$36,119	$35,457	$35,048	$57,373	$59,068	$59,659	$60,484	$61,582

Fixed income securities, at amortized cost:
Tax-exempt	$7,935	$8,568	$8,650	$8,981	$9,399	$37	$37	$39	$59	$59
Taxable	19,188	17,942	18,456	19,076	17,981	44,259	44,931	46,380	48,224	49,130
Ratio of fair value to amortized cost	102.5%	101.9%	101.5%	100.0%	100.1%	104.5%	104.2%	103.1%	101.9%	101.5%
Equity securities, at cost	$4,044	$4,094	$4,170	$3,616	$4,043	$159	$158	$159	$176	$185
Short-term, at amortized cost	451	719	770	473	430	645	1,908	1,342	874	1,297

	CORPORATE AND OTHER					CONSOLIDATED

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2011	2011	2011	2011	2010	2011	2011	2011	2011	2010

Fixed income securities, at fair value:
Tax-exempt	$728	$732	$698	$706	$658	$9,005	$9,569	$9,516	$9,709	$10,114
Taxable	1,294	1,793	2,351	2,290	1,607	67,108	66,825	68,898	70,533	69,498
Equity securities, at fair value	-	-	-	-	-	4,363	4,157	4,954	4,437	4,811
Mortgage loans	-	-	-	-	-	7,139	6,956	6,827	6,582	6,679
Limited partnership interests	30	36	38	35	36	4,697	4,407	4,400	4,077	3,816
Short-term, at fair value	195	890	424	639	1,552	1,291	3,517	2,536	1,986	3,279
Other	-	-	-	-	-	2,015	2,094	2,158	2,287	2,286
Total	$2,247	$3,451	$3,511	$3,670	$3,853	$95,618	$97,525	$99,289	$99,611	$100,483

Fixed income securities, at amortized cost:
Tax-exempt	$689	$698	$670	$684	$637	$8,661	$9,303	$9,359	$9,724	$10,095
Taxable	1,271	1,759	2,307	2,268	1,580	64,718	64,632	67,143	69,568	68,691
Ratio of fair value to amortized cost	103.2%	102.8%	102.4%	101.5%	102.2%	103.7%	103.3%	102.5%	101.2%	101.0%
Equity securities, at cost	$-	$-	$-	$-	$-	$4,203	$4,252	$4,329	$3,792	$4,228
Short-term, at amortized cost	195	890	424	639	1,552	1,291	3,517	2,536	1,986	3,279

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	December 31, 2011			September 30, 2011			June 30, 2011

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$349	$6,315	105.8	$337	$4,346	108.4	$315	$6,187	105.4
Municipal	607	14,241	104.5	554	14,999	103.8	116	14,673	100.8
Corporate	2,364	43,581	105.7	2,194	44,529	105.2	1,759	42,369	104.3
Foreign government	215	2,081	111.5	192	2,133	109.9	323	3,043	111.9
Residential mortgage-backed securities (“RMBS”)	(411)	4,121	90.9	(395)	4,632	92.1	(366)	5,990	94.2
Commercial mortgage-backed securities (“CMBS”)	(178)	1,784	90.9	(221)	1,824	89.2	(97)	1,986	95.3
Asset-backed securities (“ABS”)	(214)	3,966	94.9	(204)	3,906	95.0	(139)	4,142	96.8
Redeemable preferred stock	2	24	109.1	2	25	108.7	1	24	104.3
Total fixed income securities	2,734	76,113	103.7	2,459	76,394	103.3	1,912	78,414	102.5

Equity securities	160	4,363	103.8	(95)	4,157	97.8	625	4,954	114.4
Short-term investments	-	1,291	100.0	-	3,517	100.0	-	2,536	100.0
Derivatives	(17)	168	90.8	(15)	244	94.2	(36)	348	90.6
EMA limited partnership interests (2)	2	n/a	n/a	7	n/a	n/a	7	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$2,879	$81,935	103.6	$2,356	$84,312	102.9	$2,508	$86,252	103.0

Amounts recognized for:
Insurance reserves (3)	(637)			(641)			(217)
DAC and DSI (4)	(139)			(122)			(61)
Amounts recognized	(776)			(763)			(278)
Deferred income taxes	(740)			(561)			(784)
Unrealized net capital gains and losses, after-tax	$1,363			$1,032			$1,446

	March 31, 2011			December 31, 2010			September 30, 2010

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$257	$6,766	103.9	$276	$8,596	103.3	$532	$11,253	105.0
Municipal	(254)	15,246	98.4	(267)	15,934	98.4	402	16,768	102.5
Corporate	1,300	42,395	103.2	1,395	37,655	103.8	2,334	37,204	106.7
Foreign government	295	3,117	110.5	337	3,158	111.9	482	3,428	116.4
RMBS	(377)	6,530	94.5	(516)	7,993	93.9	(693)	8,499	92.5
CMBS	(103)	2,053	95.2	(219)	1,994	90.1	(382)	1,993	83.9
ABS	(169)	4,111	96.1	(181)	4,244	95.9	(270)	4,010	93.7
Redeemable preferred stock	1	24	104.3	1	38	102.7	2	38	105.6
Total fixed income securities	950	80,242	101.2	826	79,612	101.0	2,407	83,193	103.0

Equity securities	645	4,437	117.0	583	4,811	113.8	260	3,707	107.5
Short-term investments	-	1,986	100.0	-	3,279	100.0	-	2,776	100.0
Derivatives	(30)	512	94.5	(22)	439	95.2	(17)	318	94.9
EMA limited partnership interests (2)	7	n/a	n/a	-	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$1,572	$87,177	101.8	$1,387	$88,141	101.6	$2,650	$89,994	103.0

Amounts recognized for:
Insurance reserves (3)	(2)			(41)			(608)
DAC and DSI (4)	95			97			(49)
Amounts recognized	93			56			(657)
Deferred income taxes	(586)			(508)			(701)
Unrealized net capital gains and losses, after-tax	$1,079			$935			$1,292

(1)	The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
(2)

Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income. Fair value and amortized cost are not applicable.

(3)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of December 31, 2011

						Amortized
						cost as a	Fair value
	Par	Amortized	Gross unrealized		Fair	percent of	as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)

Corporate:
Banking	$3,649	$3,621	$96	$(185)	$3,532	99.2%	96.8%
Financial services	3,695	3,643	169	(54)	3,758	98.6	101.7
Capital goods	4,878	4,915	372	(32)	5,255	100.8	107.7
Utilities	7,204	7,201	711	(32)	7,880	100.0	109.4
Consumer goods (cyclical and non-cyclical)	8,250	8,361	521	(21)	8,861	101.3	107.4
Transportation	1,851	1,858	164	(15)	2,007	100.4	108.4
Communications	2,638	2,647	151	(14)	2,784	100.3	105.5
Basic industry	2,287	2,302	140	(8)	2,434	100.7	106.4
Energy	3,363	3,408	242	(4)	3,646	101.3	108.4
Technology	1,841	1,874	109	(3)	1,980	101.8	107.6
Other	1,491	1,387	68	(11)	1,444	93.0	96.8
Total corporate fixed income portfolio	41,147	41,217	2,743	(379)	43,581	100.2	105.9

U.S. government and agencies	6,310	5,966	349	-	6,315	94.5	100.1
Municipal	15,543	13,634	863	(256)	14,241	87.7	91.6
Foreign government	1,951	1,866	216	(1)	2,081	95.6	106.7
RMBS	5,292	4,532	110	(521)	4,121	85.6	77.9
CMBS	2,017	1,962	48	(226)	1,784	97.3	88.4
ABS	4,458	4,180	73	(287)	3,966	93.8	89.0
Redeemable preferred stock	22	22	2	-	24	100.0	109.1
Total fixed income securities	$76,740	$73,379	$4,404	$(1,670)	$76,113	95.6	99.2

(1)             Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity.  These primarily included corporate, U.S. government and agencies, municipal and foreign government zero-coupon securities with par value of $514 million, $948 million, $3.48 billion and $382 million, respectively.

(2)             Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 100.5% for corporates, 101.4% for U.S. government and agencies, 101.2% for municipals and 103.3% for foreign governments.  Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 106.2% for corporates, 104.7% for U.S. government and agencies, 106.1% for municipals and 111.3% for foreign governments.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of December 31, 2011

	Aaa		Aa		A		Baa		Ba or lower (1)		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Par	Fair	Unrealized
	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	value	gain/(loss)

U.S. government and agencies	$6,315	$349	$-	$-	$-	$-	$-	$-	$-	$-	$6,310	$6,315	$349

Municipal
Tax exempt	901	61	4,557	227	2,134	106	966	9	447	(59)	8,977	9,005	344
Taxable	208	23	2,690	289	1,093	79	394	(26)	109	(22)	5,744	4,494	343
Auction rate securities	511	(37)	91	(13)	78	(14)	-	-	62	(16)	822	742	(80)
Sub-total	1,620	47	7,338	503	3,305	171	1,360	(17)	618	(97)	15,543	14,241	607

Corporate
Public	1,000	61	2,816	180	11,716	793	11,468	710	2,405	19	27,379	29,405	1,763
Privately placed	1,029	48	1,524	90	4,173	274	6,385	202	1,065	(13)	13,768	14,176	601
Sub-total	2,029	109	4,340	270	15,889	1,067	17,853	912	3,470	6	41,147	43,581	2,364

Foreign government	821	124	478	35	486	29	296	27	-	-	1,951	2,081	215

RMBS
U.S. government sponsored entities	1,897	80	-	-	-	-	-	-	-	-	1,781	1,897	80
Prime residential mortgage-backed securities	185	2	55	-	161	2	36	-	475	(32)	1,024	912	(28)
Alt-A residential mortgage-backed securities	-	-	40	(1)	68	-	27	-	364	(79)	851	499	(80)
Subprime residential mortgage-backed securities	-	-	52	(18)	43	(7)	61	(30)	657	(328)	1,636	813	(383)
Sub-total	2,082	82	147	(19)	272	(5)	124	(30)	1,496	(439)	5,292	4,121	(411)

CMBS	941	33	214	(5)	166	(31)	293	(83)	170	(92)	2,017	1,784	(178)

ABS
Collateralized debt obligations	117	(2)	750	(34)	340	(74)	183	(64)	234	(79)	2,156	1,624	(253)
Consumer and other asset-backed securities	1,418	34	306	2	360	2	241	3	17	(2)	2,302	2,342	39
Sub-total	1,535	32	1,056	(32)	700	(72)	424	(61)	251	(81)	4,458	3,966	(214)

Redeemable preferred stock	-	-	1	-	-	-	23	2	-	-	22	24	2
Total fixed income securities	$15,343	$776	$13,574	$752	$20,818	$1,159	$20,373	$750	$6,005	$(703)	$76,740	$76,113	$2,734

(1)             Securities rated below investment grade comprise securities with a rating of Ba or lower. As of December 31, 2011, 40% of our $825 million below investment grade gross unrealized losses related to Subprime RMBS.  The fair value of these securities totaled $586 million, a decrease of 26.4%, compared to $796 million as of December 31, 2010.  Gross unrealized losses on these securities totaled $334 million as of December 31, 2011, compared to $438 million as of December 31, 2010.

THE ALLSTATE CORPORATION

REALIZED CAPITAL GAINS AND LOSSES BY TRANSACTION TYPE

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010

Impairment write-downs	$(122)	$(190)	$(70)	$(114)	$(198)	$(137)	$(239)	$(223)	$(496)	$(797)
Change in intent write-downs	(2)	(13)	(16)	(69)	(75)	(30)	(67)	(32)	(100)	(204)
Net other-than-temporary impairment losses recognized in earnings	(124)	(203)	(86)	(183)	(273)	(167)	(306)	(255)	(596)	(1,001)
Sales	220	692	141	283	134	319	145	88	1,336	686
Valuation of derivative instruments	(9)	(254)	(50)	22	144	(133)	(283)	(155)	(291)	(427)
Settlements of derivative instruments	(33)	20	(3)	(89)	35	(152)	(27)	(30)	(105)	(174)
EMA limited partnership income	32	9	55	63	76	(11)	20	4	159	89
Total	$86	$264	$57	$96	$116	$(144)	$(451)	$(348)	$503	$(827)

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$96	$100	$108	$111	$118	$132	$153	$165	$415	$568
Taxable	170	176	180	169	154	152	143	130	695	579
Equity securities	44	20	32	18	25	16	23	20	114	84
Mortgage loans	4	3	1	-	1	-	-	1	8	2
Cost limited partnership interests (1)	12	15	7	5	10	3	3	3	39	19
Short-term	1	1	-	1	-	1	1	1	3	3
Other	1	-	1	1	1	1	5	1	3	8
Sub-total	328	315	329	305	309	305	328	321	1,277	1,263
Less: Investment expense	(19)	(17)	(19)	(21)	(18)	(21)	(18)	(17)	(76)	(74)
Net investment income	$309	$298	$310	$284	$291	$284	$310	$304	$1,201	$1,189
Net investment income, after-tax	$233	$225	$236	$219	$225	$225	$249	$247	$913	$946

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	4.6	4.6	4.9	4.8	4.9	4.9	4.9	4.9	4.8	4.9
Equivalent yield for tax-exempt	6.7	6.7	7.1	7.0	7.1	7.1	7.1	7.1	7.0	7.1
Taxable	3.7	3.9	3.8	3.6	3.4	3.4	3.5	3.5	3.8	3.5
Equity securities	4.3	1.9	3.3	1.9	2.7	2.0	2.9	2.0	2.8	2.3
Mortgage loans	4.2	4.5	3.2	6.7	7.1	4.2	5.4	6.0	4.0	5.7
Cost limited partnership interests	6.3	8.8	4.2	2.9	5.8	2.0	1.8	2.4	5.6	3.1
Total portfolio (3)	4.0	3.9	4.0	3.7	3.8	3.7	3.9	3.8	3.9	3.8

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$5	$30	$(16)	$(13)	$(29)	$76	$(23)	$(4)	$6	$20
Taxable	28	119	9	(29)	(11)	25	6	(43)	127	(23)
Equity securities	3	(77)	(2)	124	10	68	25	14	48	117
Limited partnership interests	33	(3)	20	46	44	(13)	15	(7)	96	39
Derivatives and other	(57)	(45)	(19)	(71)	68	(263)	(129)	(150)	(192)	(474)
Total	$12	$24	$(8)	$57	$82	$(107)	$(106)	$(190)	$85	$(321)

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(54)	$(105)	$(27)	$(64)	$(63)	$(57)	$(96)	$(79)	$(250)	$(295)
Change in intent write-downs	(1)	(10)	(11)	(27)	(33)	(10)	(10)	(9)	(49)	(62)
Net other-than-temporary impairment losses recognized in earnings	(55)	(115)	(38)	(91)	(96)	(67)	(106)	(88)	(299)	(357)
Sales	82	186	29	172	65	228	121	41	469	455
Valuation of derivative instruments	(12)	(56)	(12)	26	47	(143)	(134)	(101)	(54)	(331)
Settlements of derivative instruments	(36)	11	(7)	(95)	21	(118)	3	(49)	(127)	(143)
EMA limited partnership income	33	(2)	20	45	45	(7)	10	7	96	55
Total	$12	$24	$(8)	$57	$82	$(107)	$(106)	$(190)	$85	$(321)

AVERAGE INVESTED ASSETS (in billions) (4)	$34.9	$34.9	$35.0	$34.7	$34.7	$34.9	$34.8	$34.6	$34.9	$34.7

(1)      As of December 31, 2011, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.22 billion.

(2)      Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)      The pre-tax yield for the total portfolio reflects the yield on total investments.  Total investments includes fixed income and equity securities, mortgage loans, cost limited partnership interests, short-term and other investments.

(4)      Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year.  For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2010	2010	2010	2010	2011	2010

NET INVESTMENT INCOME
Fixed income securities	$546	$572	$596	$607	$614	$631	$646	$652	$2,321	$2,543
Equity securities	2	3	2	1	2	1	2	1	8	6
Mortgage loans	88	88	86	89	89	92	99	103	351	383
Cost limited partnership interests (1)	15	18	11	5	11	3	4	3	49	21
Short-term	-	1	-	1	-	1	-	1	2	2
Other	29	26	24	9	5	3	-	(2)	88	6
Sub-total	680	708	719	712	721	731	751	758	2,819	2,961
Less: Investment expense	(24)	(26)	(25)	(28)	(29)	(24)	(28)	(27)	(103)	(108)
Net investment income	$656	$682	$694	$684	$692	$707	$723	$731	$2,716	$2,853
Net investment income, after-tax	$431	$448	$455	$449	$453	$463	$473	$478	$1,783	$1,867

PRE-TAX YIELDS (2)
Fixed income securities	4.9	5.0	5.0	5.0	5.0	5.0	5.1	5.1	5.0	5.0
Equity securities	4.6	8.0	2.9	3.3	3.6	2.8	3.5	2.3	4.6	3.1
Mortgage loans	5.3	5.3	5.2	5.4	5.3	5.2	5.4	5.3	5.3	5.3
Cost limited partnership interests	8.6	10.2	6.3	2.7	7.0	1.8	3.3	1.9	7.0	3.6
Total portfolio (3)	4.9	5.0	4.9	4.8	4.8	4.8	4.8	4.8	4.9	4.8

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities	$56	$433	$46	$15	$(85)	$(19)	$(177)	$(92)	$550	$(373)
Equity securities	-	-	17	(2)	1	15	20	-	15	36
Mortgage loans	10	(28)	(3)	(4)	(17)	(1)	(28)	(25)	(25)	(71)
Limited partnership interests	(1)	11	30	22	28	(6)	9	(15)	62	16
Derivatives and other	3	(197)	(28)	8	109	(27)	(177)	(30)	(214)	(125)
Total	$68	$219	$62	$39	$36	$(38)	$(353)	$(162)	$388	$(517)

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(68)	$(85)	$(43)	$(50)	$(134)	$(80)	$(143)	$(144)	$(246)	$(501)
Change in intent write-downs	(1)	(3)	(5)	(42)	(42)	(20)	(57)	(23)	(51)	(142)
Net other-than-temporary impairment losses recognized in earnings	(69)	(88)	(48)	(92)	(176)	(100)	(200)	(167)	(297)	(643)
Sales	130	485	112	111	68	89	18	44	838	219
Valuation of derivative instruments	3	(198)	(38)	(4)	99	10	(149)	(54)	(237)	(94)
Settlements of derivative instruments	3	9	4	6	14	(34)	(30)	19	22	(31)
EMA limited partnership income	1	11	32	18	31	(3)	8	(4)	62	32
Total	$68	$219	$62	$39	$36	$(38)	$(353)	$(162)	$388	$(517)

AVERAGE INVESTED ASSETS (in billions) (4)	$56.2	$57.7	$58.8	$60.2	$61.0	$61.4	$62.5	$63.9	$58.2	$62.3

(1)	As of December 31, 2011, Allstate Financial has commitments to invest in additional limited partnership interests totaling $797 million.
(2)

Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)

The pre-tax yield for the total portfolio reflects the yield on total investments. Total investments include fixed income and equity securities, mortgage loans, cost limited partnership interests, short-term and other investments.

(4)

Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year. For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

- valuation changes on embedded derivatives that are not hedged, after-tax,

- amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

- business combination expenses and the amortization of purchased intangible assets, after-tax,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of certain purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar  items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator.  Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year reserve reestimates on the combined ratio, the effect of business combination expenses and the amortization of purchased intangible assets on the combined ratio.   We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, and business combination expenses and the amortization of purchased intangible assets. These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by  unexpected loss development on historical reserves.  Business combination expenses and the amortization of purchased intangible assets primarily relate to the acquisition purchase price and are not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules, “Property-Liability Results”, “Standard Auto Profitability Measures” and “Homeowners Profitability Measures”.

Operating income return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders’ equity and return on shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders’ equity and operating income return on shareholders’ equity can be found in the schedule, “Return on Shareholders’ Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share is the most directly comparable GAAP measure.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.

Operating Measure

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following operating financial measure.  Our method for calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Premiums written is the amount of premiums charged for policies issued during a fiscal period.  Premiums earned is a GAAP measure.  Premiums are considered earned and are included in financial results on a pro-rata basis over the policy period.  The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums on our Consolidated Statements of Financial Position.  A reconciliation of premiums written to premiums earned is presented in the schedule, “Property-Liability Results”.

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned or underwriting margin.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and operating costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of pre-tax reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.

Effect of business combination expenses and the amortization of purchased intangible assets on the combined and expense ratio is the percentage of business combination expenses and the amortization of purchased intangible assets to premiums earned.